[Logo] M F S (R)                                         STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                                INFORMATION
75 YEARS
WE INVENTED THE MUTUAL FUND(R)                                    AUGUST 1, 1999
                                                   AS AMENDED SEPTEMBER 22, 1999

MFS ALABAMA MUNICIPAL BOND FUND
MFS ARKANSAS MUNICIPAL BOND FUND
MFS CALIFORNIA MUNICIPAL BOND FUND
MFS FLORIDA MUNICIPAL BOND FUND
MFS GEORGIA MUNICIPAL BOND FUND
MFS MARYLAND MUNICIPAL BOND FUND
MFS MASSACHUSETTS MUNICIPAL BOND FUND
MFS MISSISSIPPI MUNICIPAL BOND FUND
MFS NEW YORK MUNICIPAL BOND FUND
MFS NORTH CAROLINA MUNICIPAL BOND FUND
MFS PENNSYLVANIA MUNICIPAL BOND FUND
MFS SOUTH CAROLINA MUNICIPAL BOND FUND
MFS TENNESSEE MUNICIPAL BOND FUND
MFS VIRGINIA MUNICIPAL BOND FUND
MFS WEST VIRGINIA MUNICIPAL BOND FUND

EACH A SERIES OF MFS(R) MUNICIPAL SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus dated August 1, 1999. This SAI should be read in conjunction with the Prospectus. The Funds' financial statements are incorporated into this SAI by reference to each Fund's most recent Annual Report to shareholders. A copy of each Annual Report accompanies this SAI. You may obtain a copy of the Funds' Prospectus and Annual Reports without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Funds, while Part II contains information that generally applies to each of the Funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                              MST-13 7/99  600

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Funds.

---------------------
  TABLE OF CONTENTS
---------------------
                                                                            Page
I      Definitions ........................................................    3
II     Management of the Funds ............................................    3
       The Funds ..........................................................    3
       Trustees and Officers -- Identification and Background .............    3
       Trustees Compensation ..............................................    3
       Affiliated Service Provider Compensation ...........................    3
III    Sales Charges and Distribution Plan Payments .......................    3
       Sales Charges ......................................................    3
       Distribution Plan  Payments ........................................    3
IV     Portfolio Transactions and Brokerage Commissions ...................    3
V      Share Ownership ....................................................    3
VI     Performance Information ............................................    4
VII    Investment Techniques, Practices, Risks and Restrictions ...........    4
       Investment Techniques, Practices and Risks .........................    4
       Investment Restrictions ............................................    4
VIII   Tax Considerations .................................................    5
IX     Independent Auditors and Financial Statements ......................    5
X      Additional Information Concerning the States .......................    5
       Appendix A -- Trustees and Officers -- Identification
                       and Background .....................................  A-1
       Appendix B -- Trustee Compensation .................................  B-1
       Appendix C -- Affiliated Service Provider Compensation .............  C-1
       Appendix D -- Sales Charges and Distribution Plan Payments .........  D-1
       Appendix E -- Portfolio Transactions and Brokerage Commissions .....  E-1
       Appendix F -- Share Ownership ......................................  F-1
       Appendix G -- Performance Information ..............................  G-1
       Appendix H -- Additional Information Concerning the States .........  H-1

I     DEFINITIONS
      "Funds" - MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund, each a series of the Trust.

      "Trust" - MFS Municipal Series Trust, a Massachusetts business trust, organized in 1984. On August 27, 1993, the Trust changed its name from "MFS Multi-State Municipal Bond Trust." On August 3, 1992 the Trust changed its name from "MFS Managed Multi-State Municipal Bond Trust." The Trust was known as "MFS Managed Multi-State Tax-Exempt Trust" until its name was changed effective August 12, 1988.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.

      "Prospectus" - The Prospectus of the Funds, dated August 1, 1999, as amended or supplemented from time to time.

II    MANAGEMENT OF THE FUNDS

      THE FUNDS
      The Funds are non-diversified series of the Trust. The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
      The identification and background of the Trustees and officers of the Trust are set forth in Appendix A of this Part I.

      TRUSTEE COMPENSATION
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, is set forth in Appendix B of this Part I.

      AFFILIATED SERVICE PROVIDER COMPENSATION
      Compensation paid by each Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix C to this Part I.

      MFS had contractually agreed to bear expenses for the Arkansas Fund, the Florida Fund and the Mississippi Fund, subject to reimbursement by these series, such that each such series' "Other Expenses" shall not exceed more than 0.40% of the average daily net assets of the series during a current fiscal year. The payments made by MFS on behalf of each series under this arrangement are currently subject to reimbursement by the series to MFS, and are being accomplished by the payment of an expense reimbursement fee by the series to MFS. This fee is computed and paid monthly at a percentage of the series' average daily net assets for its current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or on December 31, 2001.

III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix D to this Part I, together with the Funds' schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by each Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix D to this Part I.

IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
      Brokerage commissions paid by each Fund for certain specified periods, and information concerning purchases by the Funds of securities issued by their regular broker-dealers for the Funds' most recent fiscal year, are set forth in Appendix E to this Part I.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Funds. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $53,050 of commission business from certain MFS funds (including the Funds) to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Funds and the Adviser).

V     SHARE OWNERSHIP
      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, by investors who control a Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix F to this Part I.

VI    PERFORMANCE INFORMATION
      Performance information, as quoted by the Funds in sales literature and marketing materials, is set forth in Appendix G to this Part I.

VII   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      INVESTMENT TECHNIQUES, PRACTICES AND RISKS
      The investment objective and principal investment policies of each Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, a Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to these investment techniques and practices for each Fund:

        o Speculative Securities and Lower Rated Securities may not exceed one-third of a Fund's net assets;

        o Revenue Bonds may not exceed 100% of a Fund's net assets.

      INVESTMENT RESTRICTIONS
      Each Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or
      (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy).

      Terms used below (such as Options and Futures Contracts) are defined in
      Part II of this SAI.

        The Funds may not:

          (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that the Trust would borrow money on behalf of a Fund only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities) (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and payment of initial and variation margin in connection therewith are not considered a pledge of assets); (for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below);

          (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit on behalf of a Fund as may be necessary for the clearance of purchases and sales of securities and except that the Trust may make deposits on behalf of a Fund on margin in connection with Options, Futures Contracts and Options on Futures Contracts;

          (3) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of Futures or the writing (in the case of each Fund except the California Fund), purchasing and selling of puts, calls or combination thereof with respect to securities and Futures Contracts;

          (4) underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

          (5) make loans to other persons except by purchase of debt instruments consistent with a Fund's investment policies or except through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of a Fund's total assets will be invested in repurchase agreements maturing in more than seven days;

          (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except in connection with Futures Contracts, Options on Futures Contracts and, in the case of each Fund except the California Fund, options) in the ordinary course of business (the Trust reserves the freedom of action to hold for a Fund's portfolio and to sell real estate acquired as a result of that Fund's ownership of securities);

          (7) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by any Fund; or

          (8) issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

        For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

        As a non-fundamental policy, each Fund will not knowingly invest in illiquid securities including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's assets (taken at market value) would be invested in such securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegate), will not be subject to this 15% limitation.

        In addition, the Trust has adopted the following operating policy for each Fund which is not fundamental and which may be changed without shareholder approval. The Trust may enter into repurchase agreements (a purchase of and a simultaneous commitment to resell a security at an agreed upon price on an agreed upon date) on behalf of a Fund (other than the California Fund) only with member banks of the Federal Reserve System and broker-dealers and only for U.S. Government securities. The Trust may enter into repurchase agreements on behalf of the California Fund with a vendor, which is usually a member bank of the Federal Reserve or a member firm (or a subsidiary thereof) of the Exchange, and only for U.S. Government securities. If the vendor of a repurchase agreement fails to pay the sum agreed to on the agreed upon delivery date, the Trust would have the right to sell the U.S. Government securities for that Fund, but might incur a loss in so doing and in certain cases may not be permitted to sell the U.S. Government securities. As noted in paragraph (5) above, the Trust may not invest more than 10% of the total assets of any Fund in repurchase agreements maturing in more than seven days.

      STATE AND FEDERAL RESTRICTIONS: In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy of the Trust, the Trust will not, on behalf of: (i) any Fund borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the portfolio of the Fund at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value)); (ii) any Fund invest for the purpose of exercising control or management; or; (iii) any Fund (except the California Fund) purchase securities (other than bonds, notes, and obligations issued or guaranteed by the United States or any agency or instrumentality of the United States, which may be purchased without limitation) if as a result, at the close of any quarter in the Trust's taxable year, 25% or more of a Fund's total assets would be invested in securities of any one issuer. In addition, the Trust will not, on behalf of the California Fund, pledge, mortgage or hypothecate for any purpose in excess of 15% of such Fund's net assets (taken at market value). These policies are not fundamental and may be changed by the Trust with respect to any Fund without shareholder approval in response to changes in the various state and federal requirements.

      PERCENTAGE AND RATING RESTRICTIONS: Except for Investment Restriction
      (1) and the non-fundamental investment policy regarding illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

VIII  TAX CONSIDERATIONS
      For a discussion of tax considerations, see Part II of this SAI.

IX    INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
      Deloitte & Touche LLP are the Funds' independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

        For each Fund, the Portfolio of Investments and the Statement of Assets and Liabilities at March 31, 1999, the Statement of Operations for the year ended March 31, 1999, the Statement of Changes in Net Assets for the two years ended March 31, 1999, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of each Fund, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of each Annual Report accompanies this SAI.

X     ADDITIONAL INFORMATION CONCERNING THE STATES
      Additional information concerning the state that each Fund concentrates its investments in is set forth in Appendix H to this Part I.

-----------------------
  PART I - APPENDIX A
-----------------------

    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
    The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

    TRUSTEES
    JEFFREY L. SHAMES,* Chairman and President (born 6/2/55)
    Massachusetts Financial Services Company, Chairman and Chief Executive
    Officer

    RICHARD B. BAILEY* (born 9/14/26)
    Private Investor; Massachusetts Financial Services Company, former Chairman and Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

    MARSHALL N. COHAN (born 11/14/26)
    Private Investor
    Address: 2524 Bedford Mews Drive, Wellington, Florida

    LAWRENCE H. COHN, M.D., (born 3/11/37)
    Brigham and Women's Hospital, Chief of Cardiac Surgery;
    Harvard Medical School, Professor of Surgery
    Address: 75 Francis Street, Boston, Massachusetts

    THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
    Edmund Gibbons Limited, Chief Executive Officer;
    Colonial Insurance Company Ltd., Director and Chairman
    Address: 21 Reid Street, Hamilton, Bermuda

    ABBY M. O'NEILL (born 4/27/28)
    Private Investor; Rockefeller Financial Services, Inc.
    (investment advisers), Director
    Address: 30 Rockefeller Plaza, Room 5600, New York,
    New York

    WALTER E. ROBB, III (born 8/18/26)
    Benchmark Advisors, Inc. (corporate financial consultants), President and Treasurer; Benchmark Consulting Group, Inc. (office services), President; CitiFunds and CitiSelect Folios (mutual funds), Trustee
    Address: 110 Broad Street, Boston, Massachusetts

    ARNOLD D. SCOTT* (born 12/16/42)
    Massachusetts Financial Services Company, Senior Executive Vice President and Secretary

    J. DALE SHERRATT (born 9/23/38)
    Insight Resources, Inc. (acquisition planning specialists),
    President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993)
    Address: 294 Washington Street, Boston, Massachusetts

    WARD SMITH (born 9/13/30)
    NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand Corporation (diversified mechanical manufacturer), Director
    Address: 36080 Shaker Blvd., Hunting Valley, Ohio

    OFFICERS
    W. THOMAS LONDON,* Treasurer (born 3/1/44)
    Massachusetts Financial Services Company, Senior
    Vice President

    JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
    Massachusetts Financial Services Company, Senior Vice President

    ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
    Massachusetts Financial Services Company, Vice President (since September
    1996); Deloitte & Touch LLP, Senior Manager (prior to September 1996)

    MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
    Massachusetts Financial Services Company, Vice President (since March
    1997); Putnam Investments, Vice President (from September 1994 until March
    1997); Ernst & Young LLP, Senior Tax Manager (prior to September 1994)

    STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
    Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

    JAMES R. BORDEWICK, JR.,* Assistant Secretary
    (born 3/6/59) Massachusetts Financial Services Company,
    Senior Vice President and Associate General Counsel

    GEOFFREY L. SCHECHTER, Vice President (born 12/17/62)
    Massachusetts Financial Services Company, Vice President

    ----------------
    *"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

    Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada.

-----------------------
  PART I - APPENDIX B
-----------------------

    TRUSTEE COMPENSATION
    Each Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive from each Fund a fee of $833 per year plus $67 per meeting and $67 per committee meeting attended, together with such Trustee's out-of-pocket expenses. In addition, the Trust has a retirement plan for these Trustees as described under the caption "Management of the Funds -- Trustee Retirement Plan" in Part II. The Retirement Age
    under the plan is 75.

    TRUSTEE COMPENSATION TABLES
    ..........................................................................................................................
    ALABAMA FUND                                           RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                         TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                              FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    --------------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                       $1,500                $514                     10                   $259,430
    Marshall N. Cohan                        1,633                 763                     12                    143,259
    Lawrence H. Cohn                         1,590                 387                     18                    153,579
    Sir J. David Gibbons                     1,500                 693                     12                    130,059
    Abby M. O'Neill                          1,500                 448                     10                    130,059
    Walter E. Robb, III                      1,724                 524                      9                    171,154
    Arnold D. Scott                          N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                        N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                         1,672                 466                     20                    157,714
    Ward Smith                               1,606                 546                     13                    146,739
    ----------------
    (1) For the fiscal year ending March 31, 1999.
    (2) Based upon normal retirement age (75).
    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the
        MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr.
        Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31,
        1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ..................................................................................................................
                                                              YEARS OF SERVICE
         AVERAGE                    ----------------------------------------------------------------------------------
      TRUSTEES FEES                  3                         5                        7                  10 OR MORE
    -----------------               ----------------------------------------------------------------------------------
         $1,350                     $203                      $338                     $473                   $675
          1,459                      219                       365                      511                    730
          1,569                      235                       392                      549                    784
          1,678                      252                       419                      587                    839
          1,787                      268                       447                      625                    894
          1,896                      284                       474                      664                    948
    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    .......................................................................................................................
    ARKANSAS FUND                                         RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                        TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                             FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -----------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                      $1,500                $514                     10                   $259,430
    Marshall N. Cohan                       1,633                 593                     10                    143,259
    Lawrence H. Cohn                        1,650                 392                     18                    153,579
    Sir J. David Gibbons                    1,500                 539                     10                    130,059
    Abby M. O'Neill                         1,500                 448                     10                    130,059
    Walter E. Robb, III                     1,783                 530                      9                    171,154
    Arnold D. Scott                         N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                       N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                        1,697                 468                     20                    157,714
    Ward Smith                              1,631                 548                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.
    (2) Based upon normal retirement age (75).
    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the
        MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr.
        Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31,
        1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ........................................................................................................................
                                                                     YEARS OF SERVICE
         AVERAGE               ---------------------------------------------------------------------------------------------
      TRUSTEES FEES                3                           5                           7                     10 OR MORE
    -----------------          ---------------------------------------------------------------------------------------------
         $1,350                   $203                        $338                        $473                      $675
          1,472                    221                         368                         515                       736
          1,595                    239                         399                         558                       797
          1,717                    258                         429                         601                       858
          1,839                    276                         460                         644                       920
          1,961                    294                         490                         686                       981

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    ....................................................................................................................
    CALIFORNIA FUND                                   RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    --------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500               $  642                    10                   $259,430
    Marshall N. Cohan                   1,633                1,160                    14                    143,259
    Lawrence H. Cohn                    1,796                  534                    18                    153,579
    Sir J. David Gibbons                1,500                1,030                    13                    130,059
    Abby M. O'Neill                     1,500                  573                    10                    130,059
    Walter E. Robb, III                 1,929                1,221                    17                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                    1,760                  630                    20                    157,714
    Ward Smith                          1,694                  742                    13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.
    (2) Based upon normal retirement age (75).
    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the
        MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr.
        Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31,
        1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ...................................................................................................................
                                                                     YEARS OF SERVICE
         AVERAGE                  --------------------------------------------------------------------------------------
      TRUSTEES FEES                  3                         5                         7                   10 OR MORE
    -----------------             --------------------------------------------------------------------------------------
         $1,350                     $203                      $338                      $473                   $  675
          1,504                      226                       376                       527                      752
          1,659                      249                       415                       581                      829
          1,813                      272                       453                       635                      907
          1,968                      295                       492                       689                      984
          2,122                      318                       530                       743                    1,061

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    ...................................................................................................................
    FLORIDA FUND                                     RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                   TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                        FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                 $1,500                $514                     10                   $259,430
    Marshall N. Cohan                  1,633                 593                     10                    143,259
    Lawrence H. Cohn                   1,601                 388                     18                    153,579
    Sir J. David Gibbons               1,500                 539                     10                    130,059
    Abby M. O'Neill                    1,500                 448                     10                    130,059
    Walter E. Robb, III                1,734                 525                      9                    171,154
    Arnold D. Scott                    N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                  N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                   1,676                 466                     20                    157,714
    Ward Smith                         1,610                 546                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.
    (2) Based upon normal retirement age (75).
    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the
        MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr.
        Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31,
        1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ...................................................................................................................
                                                                     YEARS OF SERVICE
         AVERAGE                 ---------------------------------------------------------------------------------------
      TRUSTEES FEES                  3                         5                         7                   10 OR MORE
    -----------------            ---------------------------------------------------------------------------------------
         $1,350                     $203                      $338                      $473                    $675
          1,461                      219                       365                       512                     731
          1,573                      236                       393                       551                     786
          1,684                      253                       421                       590                     842
          1,796                      269                       449                       629                     898
          1,907                      286                       477                       668                     954

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    ...................................................................................................................
    GEORGIA FUND                                        RETIREMENT BENEFIT                               TOTAL TRUSTEE
                                      TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED      FEES FROM FUND
    TRUSTEE                           FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)    AND FUND COMPLEX(3)
    --------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                    $1,500                $514                     10                   $259,430
    Marshall N. Cohan                     1,633                 847                     14                    143,259
    Lawrence H. Cohn                      1,577                 386                     18                    153,579
    Sir J. David Gibbons                  1,500                 770                     13                    130,059
    Abby M. O'Neill                       1,500                 448                     10                    130,059
    Walter E. Robb, III                   1,711                 871                     14                    171,154
    Arnold D. Scott                       N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                     N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                      1,666                 465                     20                    157,714
    Ward Smith                            1,600                 545                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.
    (2) Based upon normal retirement age (75).
    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the
        MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr.
        Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31,
        1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ...................................................................................................................
                                                                     YEARS OF SERVICE
         AVERAGE                 --------------------------------------------------------------------------------------
      TRUSTEES FEES                 3                         5                         7                   10 OR MORE
    -----------------            --------------------------------------------------------------------------------------
         $1,350                    $203                      $338                      $473                    $675
          1,456                     218                       364                       510                     728
          1,563                     234                       391                       547                     781
          1,669                     250                       417                       584                     835
          1,776                     266                       444                       621                     888
          1,882                     282                       471                       659                     941

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    ...................................................................................................................
    MARYLAND FUND                                      RETIREMENT BENEFIT                               TOTAL TRUSTEE
                                     TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED      FEES FROM FUND
    TRUSTEE                          FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)    AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                   $1,500                $514                     10                   $259,430
    Marshall N. Cohan                    1,633                 847                     14                    143,259
    Lawrence H. Cohn                     1,660                 393                     18                    153,579
    Sir J. David Gibbons                 1,500                 770                     13                    130,059
    Abby M. O'Neill                      1,500                 448                     10                    130,059
    Walter E. Robb, III                  1,794                 885                     17                    171,154
    Arnold D. Scott                      N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                    N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                     1,702                 468                     20                    157,714
    Ward Smith                           1,636                 549                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.
    (2) Based upon normal retirement age (75).
    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the
        MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr.
        Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31,
        1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ...................................................................................................................
                                                                     YEARS OF SERVICE
         AVERAGE                 ---------------------------------------------------------------------------------------
      TRUSTEES FEES                  3                         5                         7                   10 OR MORE
    -----------------            ---------------------------------------------------------------------------------------
         $1,350                     $203                      $338                      $473                    $675
          1,475                      221                       369                       576                     737
          1,599                      240                       400                       560                     800
          1,724                      259                       431                       603                     862
          1,849                      277                       462                       647                     924
          1,973                      296                       493                       691                     987

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    ...................................................................................................................
    MASSACHUSETTS FUND                                RETIREMENT BENEFIT                                TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED       FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)     AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500                $514                     10                   $259,430
    Marshall N. Cohan                   1,633                 847                     17                    143,259
    Lawrence H. Cohn                    1,780                 403                     18                    153,579
    Sir J. David Gibbons                1,500                 770                     13                    130,059
    Abby M. O'Neill                     1,500                 448                     10                    130,059
    Walter E. Robb, III                 1,913                 905                     17                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                    1,753                 473                     20                    157,714
    Ward Smith                          1,687                 554                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.
    (2) Based upon normal retirement age (75).
    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the
        MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr.
        Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31,
        1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ...................................................................................................................
                                                                     YEARS OF SERVICE
         AVERAGE                  --------------------------------------------------------------------------------------
      TRUSTEES FEES                  3                         5                         7                   10 OR MORE
    -----------------             --------------------------------------------------------------------------------------
         $1,350                     $203                      $338                      $473                   $  675
          1,501                      225                       375                       525                      750
          1,652                      248                       413                       578                      826
          1,803                      270                       451                       631                      901
          1,953                      293                       488                       684                      977
          2,104                      316                       526                       737                    1,052

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    ...................................................................................................................
    MISSISSIPPI FUND                                 RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                   TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                        FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                 $1,500                $441                      9                   $259,430
    Marshall N. Cohan                  1,633                 508                      9                    143,259
    Lawrence H. Cohn                   1,584                 386                     18                    153,579
    Sir J. David Gibbons               1,500                 462                      9                    130,059
    Abby M. O'Neill                    1,500                 448                     10                    130,059
    Walter E. Robb, III                1,717                 523                      9                    171,154
    Arnold D. Scott                    N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                  N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                   1,669                 466                     20                    157,714
    Ward Smith                         1,603                 545                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.
    (2) Based upon normal retirement age (75).
    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the
        MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr.
        Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31,
        1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ...................................................................................................................
                                                                     YEARS OF SERVICE
         AVERAGE                  --------------------------------------------------------------------------------------
      TRUSTEES FEES                  3                         5                         7                   10 OR MORE
    -----------------             --------------------------------------------------------------------------------------
         $1,350                     $203                      $338                      $473                    $675
          1,458                      219                       364                       510                     729
          1,565                      235                       391                       548                     783
          1,673                      251                       418                       586                     837
          1,781                      267                       445                       623                     890
          1,889                      283                       472                       661                     944

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    ...................................................................................................................
    NEW YORK FUND                                   RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                  TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                       FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                $1,500                $514                     10                   $259,430
    Marshall N. Cohan                 1,633                 847                     14                    143,259
    Lawrence H. Cohn                  1,656                 393                     18                    153,579
    Sir J. David Gibbons              1,500                 770                     13                    130,059
    Abby M. O'Neill                   1,500                 448                     10                    130,059
    Walter E. Robb, III               1,790                 885                     14                    171,154
    Arnold D. Scott                   N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                 N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                  1,700                 468                     20                    157,714
    Ward Smith                        1,634                 548                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.
    (2) Based upon normal retirement age (75).
    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the
        MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr.
        Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31,
        1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ...................................................................................................................
                                                                     YEARS OF SERVICE
         AVERAGE                 ---------------------------------------------------------------------------------------
      TRUSTEES FEES                  3                         5                         7                   10 OR MORE
    -----------------            ---------------------------------------------------------------------------------------
         $1,350                     $203                      $338                      $473                    $675
          1,474                      221                       368                       516                     737
          1,598                      240                       399                       559                     799
          1,721                      258                       430                       602                     861
          1,845                      277                       461                       646                     923
          1,969                      295                       492                       689                     985

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    ...................................................................................................................
    NORTH CAROLINA FUND                            RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                 TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                      FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey               $1,500                $514                     10                   $259,430
    Marshall N. Cohan                1,633                 847                     14                    143,259
    Lawrence H. Cohn                 1,967                 418                     18                    153,579
    Sir J. David Gibbons             1,500                 770                     13                    130,059
    Abby M. O'Neill                  1,500                 448                     10                    130,059
    Walter E. Robb, III              2,100                 936                     17                    171,154
    Arnold D. Scott                  N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                 1,833                 479                     20                    157,714
    Ward Smith                       1,767                 562                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.
    (2) Based upon normal retirement age (75).
    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the
        MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr.
        Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31,
        1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ...................................................................................................................
                                                                     YEARS OF SERVICE
         AVERAGE                  --------------------------------------------------------------------------------------
      TRUSTEES FEES                  3                         5                         7                   10 OR MORE
    -----------------             --------------------------------------------------------------------------------------
         $1,350                     $203                      $338                      $473                   $  675
          1,542                      231                       386                       540                      771
          1,734                      260                       434                       607                      867
          1,926                      289                       482                       674                      963
          2,118                      318                       530                       741                    1,059
          2,310                      347                       578                       809                    1,155

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    ...................................................................................................................
    PENNSYLVANIA FUND                             RETIREMENT BENEFIT                                   TOTAL TRUSTEE
                                TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED          FEES FROM FUND
    TRUSTEE                     FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)        AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey              $1,500                $441                      9                   $259,430
    Marshall N. Cohan               1,633                 508                      9                    143,259
    Lawrence H. Cohn                1,543                 383                     18                    153,579
    Sir J. David Gibbons            1,500                 462                      9                    130,059
    Abby M. O'Neill                 1,500                 448                     10                    130,059
    Walter E. Robb, III             1,676                 519                      9                    171,154
    Arnold D. Scott                 N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames               N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                1,651                 464                     20                    157,714
    Ward Smith                      1,585                 544                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.
    (2) Based upon normal retirement age (75).
    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the
        MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr.
        Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31,
        1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ...................................................................................................................
                                                                     YEARS OF SERVICE
         AVERAGE                  --------------------------------------------------------------------------------------
      TRUSTEES FEES                  3                         5                         7                   10 OR MORE
    -----------------             --------------------------------------------------------------------------------------
         $1,350                     $203                      $338                      $473                    $675
          1,449                      217                       362                       507                     724
          1,547                      232                       387                       542                     774
          1,646                      247                       412                       576                     823
          1,745                      262                       436                       611                     872
          1,844                      277                       461                       645                     922

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    ...................................................................................................................
    SOUTH CAROLINA FUND                          RETIREMENT BENEFIT                                     TOTAL TRUSTEE
                               TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED            FEES FROM FUND
    TRUSTEE                    FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)          AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey             $1,500                $514                     10                   $259,430
    Marshall N. Cohan              1,633                 847                     14                    143,259
    Lawrence H. Cohn               1,693                 396                     18                    153,579
    Sir J. David Gibbons           1,500                 770                     13                    130,059
    Abby M. O'Neill                1,500                 448                     10                    130,059
    Walter E. Robb, III            1,827                 891                     17                    171,154
    Arnold D. Scott                N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames              N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt               1,716                 470                     20                    157,714
    Ward Smith                     1,650                 550                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.
    (2) Based upon normal retirement age (75).
    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the
        MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr.
        Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31,
        1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ...................................................................................................................
                                                                     YEARS OF SERVICE
         AVERAGE                  --------------------------------------------------------------------------------------
      TRUSTEES FEES                  3                         5                         7                   10 OR MORE
    -----------------             --------------------------------------------------------------------------------------
         $1,350                     $203                      $338                      $473                   $  675
          1,482                      222                       370                       519                      741
          1,614                      242                       403                       565                      807
          1,746                      262                       436                       611                      873
          1,878                      282                       469                       657                      939
          2,010                      301                       502                       703                    1,005

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    ...................................................................................................................
    TENNESSEE FUND                              RETIREMENT BENEFIT                                       TOTAL TRUSTEE
                              TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED              FEES FROM FUND
    TRUSTEE                   FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)            AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey            $1,500                $514                     10                   $259,430
    Marshall N. Cohan             1,633                 847                     13                    143,259
    Lawrence H. Cohn              1,636                 391                     18                    153,579
    Sir J. David Gibbons          1,500                 770                     13                    130,059
    Abby M. O'Neill               1,500                 448                     10                    130,059
    Walter E. Robb, III           1,769                 881                     13                    171,154
    Arnold D. Scott               N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames             N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt              1,691                 467                     20                    157,714
    Ward Smith                    1,625                 548                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.
    (2) Based upon normal retirement age (75).
    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the
        MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr.
        Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31,
        1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ...................................................................................................................
                                                                     YEARS OF SERVICE
         AVERAGE                 ---------------------------------------------------------------------------------------
      TRUSTEES FEES                  3                         5                         7                   10 OR MORE
    -----------------            ---------------------------------------------------------------------------------------
         $1,350                     $203                      $338                      $473                    $675
          1,469                      220                       367                       514                     735
          1,588                      238                       397                       556                     794
          1,708                      256                       427                       598                     854
          1,827                      274                       457                       639                     913
          1,946                      292                       486                       681                     973

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    ...................................................................................................................
    VIRGINIA FUND                             RETIREMENT BENEFIT                                       TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED              FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)            AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey          $1,500                $514                     10                   $259,430
    Marshall N. Cohan           1,633                 847                     14                    143,259
    Lawrence H. Cohn            1,941                 416                     18                    153,579
    Sir J. David Gibbons        1,500                 770                     13                    130,059
    Abby M. O'Neill             1,500                 448                     10                    130,059
    Walter E. Robb, III         2,074                 932                     17                    171,154
    Arnold D. Scott             N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames           N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt            1,822                 478                     20                    157,714
    Ward Smith                  1,756                 561                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.
    (2) Based upon normal retirement age (75).
    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the
        MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr.
        Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31,
        1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ...................................................................................................................
                                                                     YEARS OF SERVICE
         AVERAGE                  --------------------------------------------------------------------------------------
      TRUSTEES FEES                  3                         5                         7                   10 OR MORE
    -----------------             --------------------------------------------------------------------------------------
         $1,350                     $203                      $338                      $473                   $  675
          1,536                      230                       384                       538                      768
          1,723                      258                       431                       603                      861
          1,909                      286                       477                       668                      954
          2,095                      314                       524                       733                    1,048
          2,281                      342                       570                       798                    1,141

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

    ...................................................................................................................
    WEST VIRGINIA FUND                        RETIREMENT BENEFIT                                       TOTAL TRUSTEE
                            TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED              FEES FROM FUND
    TRUSTEE                 FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)            AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey          $1,500                $514                     10                   $259,430
    Marshall N. Cohan           1,633                 847                     14                    143,259
    Lawrence H. Cohn            1,657                 393                     18                    153,579
    Sir J. David Gibbons        1,500                 770                     13                    130,059
    Abby M. O'Neill             1,500                 448                     10                    130,059
    Walter E. Robb, III         1,790                 885                     17                    171,154
    Arnold D. Scott             N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames           N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt            1,700                 468                     20                    157,714
    Ward Smith                  1,634                 548                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.
    (2) Based upon normal retirement age (75).
    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the
        MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr.
        Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31,
        1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ...................................................................................................................
                                                                     YEARS OF SERVICE
         AVERAGE                  --------------------------------------------------------------------------------------
      TRUSTEES FEES                  3                         5                         7                   10 OR MORE
    -----------------             --------------------------------------------------------------------------------------
         $1,350                     $203                      $338                      $473                    $675
          1,474                      221                       368                       516                     737
          1,598                      240                       399                       559                     799
          1,721                      258                       430                       602                     861
          1,845                      277                       461                       646                     923
          1,969                      295                       492                       689                     985

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

-----------------------
  PART I - APPENDIX C
-----------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION
    .............................................................................................................................
    Each Fund paid compensation to its affiliated service providers over the specified periods as follows:
                                               PAID TO MFS       AMOUNT      PAID TO MFS FOR       PAID TO MFSC         AGGREGATE
                                               FOR ADVISORY      WAIVED       ADMINISTRATIVE       FOR TRANSFER      AMOUNT PAID TO
    FISCAL YEAR ENDED        FUND                SERVICES        BY MFS          SERVICES        AGENCY SERVICES      MFS AND MFSC
    -------------------------------------------------------------------------------------------------------------------------------
    March 31, 1999           Alabama Fund ..    $  358,131      $101,206         $10,459             $ 93,747          $  462,337
                             Arkansas Fund .       587,793       165,631          17,168              153,988             758,949
                             California Fund     1,054,020       504,007          35,033              318,592           1,407,645
                             Florida Fund ..       406,928       115,587          11,857              106,803             525,588
                             Georgia Fund ..       308,234        86,945           8,988               80,775             397,997
                             Maryland Fund .       660,060       187,289          19,224              173,209             852,493
                             Massachusetts
                               Fund ........     1,120,688       317,038          32,667              293,874           1,447,229
                             Mississippi
                               Fund ........       328,339        92,749           9,599               86,069             424,007
                             New York Fund .       619,382       174,958          18,071              162,359             799,812
                             North Carolina
                               Fund ........     1,841,250       519,591          53,811              482,539           2,377,600
                             Pennsylvania
                               Fund ........       177,731        50,581           5,215               46,896             229,842
                             South Carolina
                               Fund ........       764,290       216,017          22,313              200,373             986,976
                             Tennessee Fund        547,030       154,783          16,004              143,458             706,492
                             Virginia Fund .     1,741,013       491,314          50,821              456,269           2,248,103
                             West Virginia
                               Fund ........       631,768       178,516          18,443              165,623             815,834

    March 31, 1998           Alabama Fund ..    $  406,678      $ 55,426         $11,875             $105,726          $  524,279
                             Arkansas Fund .       706,877        95,452          20,632              183,675             911,184
                             California Fund     1,084,265       407,800          38,331              340,548           1,463,149
                             Florida Fund ..       459,188        63,152          13,397              119,388             591,973
                             Georgia Fund ..       319,090        71,098          10,002               89,058             418,150
                             Maryland Fund .       657,155       146,404          20,597              183,384             861,136
                             Massachusetts
                               Fund ........     1,141,991       254,419          35,807              318,677           1,496,475
                             Mississippi
                               Fund ........       371,239        50,559          10,839               96,505             478,583
                             New York Fund .       710,454        96,880          20,744              184,686             915,884
                             North Carolina
                               Fund ........     1,927,622       429,491          60,449              538,011           2,526,082
                             Pennsylvania
                               Fund ........       149,076        70,220           5,618               50,095             204,789
                             South Carolina
                               Fund ........       786,867       175,283          24,661              219,563           1,031,091
                             Tennessee Fund        565,280       125,923          17,714              157,738             740,732
                             Virginia Fund .     1,849,480       412,175          58,011              516,345           2,423,836
                             West Virginia
                               Fund ........       692,403        95,657          20,233              180,179             892,815

    March 31, 1997           Alabama Fund ..    $  477,327        N/A            $ 1,119*            $129,467          $  607,913
                             Arkansas Fund .       908,167        N/A              2,041*             244,040           1,154,248
                             California Fund     1,156,144      $432,694           3,698*             438,215           1,598,057
                             Florida Fund ..       549,091        N/A              1,271*             152,419             702,781
                             Georgia Fund ..       361,309        48,303             924*             113,858             476,091
                             Maryland Fund .       716,338        97,218           1,917*             223,555             941,810
                             Massachusetts
                               Fund ........     1,244,262       169,487           3,335*             380,853           1,628,450
                             Mississippi
                               Fund ........       455,195        N/A              1,033*             127,294             583,522
                             New York Fund .       856,664        N/A              1,978*             240,687           1,099,329
                             North Carolina
                               Fund ........     2,129,831       288,877           5,652*             658,102           2,793,585
                             Pennsylvania
                               Fund ........        43,590       192,560             486*              75,492             119,568
                             South Carolina
                               Fund ........       864,108       116,415           2,269*             269,710           1,136,087
                             Tennessee Fund        599,164        82,026           1,627*             187,080             787,871
                             Virginia Fund .     2,093,440       284,139           5,513*             645,945           2,744,898
                             West Virginia
                               Fund ........       800,535        N/A              1,895*             218,094           1,020,524

    --------------------
    * From March 1, 1997, the commencement of the Master Administrative Services Agreement.

-----------------------
  PART I - APPENDIX D
-----------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    .............................................................................................................................

    The following sales charges were paid during the specified periods:

                                                         CLASS A INITIAL SALES CHARGES:                 CDSC PAID TO MFD ON:

                                                                   RETAINED        REALLOWED    CLASS A       CLASS B     CLASS C
    FISCAL YEAR END    FUND                          TOTAL           BY MFD       TO DEALERS     SHARES        SHARES      SHARES
    -----------------------------------------------------------------------------------------------------------------------------
    March 31, 1999     Alabama Fund ............    $108,520        $ 19,748        $ 88,772   $     0        $  6,416        N/A
                       Arkansas Fund ...........     198,528          36,328         162,200         0          21,721        N/A
                       California Fund .........     619,632          76,342         543,290       974         112,036     $4,652
                       Florida Fund ............     202,508          37,542         164,966         0          57,452        N/A
                       Georgia Fund ............     119,481          22,142          97,339     2,205          29,187        N/A
                       Maryland Fund ...........     346,428          62,533         283,895     3,442          51,486        N/A
                       Massachusetts Fund ......     341,909          64,725         277,184         0          53,610        N/A
                       Mississippi Fund ........     166,909          32,149         134,760         0          15,725        N/A
                       New York Fund ...........     154,861          18,378         136,483         0          47,716        N/A
                       North Carolina Fund .....     505,625          93,621         412,004       442          96,529      5,784
                       Pennsylvania Fund .......     123,147          22,079         101,068         0          19,721        N/A
                       South Carolina Fund .....     222,201          38,746         183,455         0          43,987        N/A
                       Tennessee Fund ..........     159,324          29,488         129,836        18          55,141        N/A
                       Virginia Fund ...........     573,270         100,381         472,889     3,937          87,226        177
                       West Virginia Fund ......     288,957          52,864         236,093         3          48,299        N/A

    March 31, 1998     Alabama Fund ............    $ 79,773        $ 14,663        $ 65,110   $     0        $  8,330        N/A
                       Arkansas Fund ...........     126,054          23,166         102,888         2          25,612        N/A
                       California Fund .........     425,922          45,709         380,213    14,977          84,822      $2,944
                       Florida Fund ............     100,762          18,009          82,753        12          41,233        N/A
                       Georgia Fund ............      92,279          16,416          75,863         0          46,591        N/A
                       Maryland Fund ...........     220,626          40,185         180,441         1          49,229        N/A
                       Massachusetts Fund ......     267,572          43,427         224,145         0          36,343        N/A
                       Mississippi Fund ........     101,830          17,405          84,425         0          48,915        N/A
                       New York Fund ...........     140,300          13,837         126,463     4,763          64,504        N/A
                       North Carolina Fund .....     585,489         102,313         483,176         0         104,578       4,497
                       Pennsylvania Fund .......     108,436          19,765          88,671         0          26,291        N/A
                       South Carolina Fund .....     233,793          39,848         193,945        82          48,837        N/A
                       Tennessee Fund ..........     189,839          35,227         154,612         0          34,989        N/A
                       Virginia Fund ...........     450,258          81,631         368,627         0          81,775       3,974
                       West Virginia Fund ......     269,151          48,338         220,813         9          34,856        N/A

    March 31, 1997     Alabama Fund ............    $ 79,263        $ 13,874        $ 65,389   $     0        $  7,246        N/A
                       Arkansas Fund ...........     213,175          34,851         178,324         0          24,877        N/A
                       California Fund .........     395,428          47,656         347,772    16,440         171,782      $3,203
                       Florida Fund ............     105,485          18,617          86,868        10          50,353        N/A
                       Georgia Fund ............      75,317          13,894          61,423       244          45,183        N/A
                       Maryland Fund ...........     171,161          29,470         141,691         0          39,109        N/A
                       Massachusetts Fund ......     215,714          38,548         177,166        47          29,809        N/A
                       Mississippi Fund ........     102,571          18,104          84,467         0          48,353        N/A
                       New York Fund ...........     178,037          19,546         158,491        51          95,716        N/A
                       North Carolina Fund .....     408,720          72,935         335,785         0         103,158       1,076
                       Pennsylvania Fund .......      81,678          11,850          69,828    11,294          33,143        N/A
                       South Carolina Fund .....     212,098          36,896         175,202       683          40,979        N/A
                       Tennessee Fund ..........     139,799          25,070         114,729         0          53,602        N/A
                       Virginia Fund ...........     356,635          62,832         293,803         0          89,149        N/A
                       West Virginia Fund ......     220,027          38,916         181,111         0          54,376        N/A

    DEALER REALLOWANCES
    ..........................................................................
    As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:
                                                                              DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                                                       PERCENT OF OFFERING PRICE
    --------------------------------------------------------------------------------------------------
    Less than $100,000                                                                 4.00%
    $100,000 but less than $250,000                                                    3.20%
    $250,000 but less than $500,000                                                    2.25%
    $500,000 but less than $1,000,000                                                  1.70%
    $1,000,000 or more                                                                 None*

    ----------------
    *A CDSC will apply to such purchase.

    DISTRIBUTION PLAN PAYMENTS
    ..........................................................................

    During the fiscal year ended March 31, 1999, the Fund made the following Distribution Plan payments:

                                                                             AMOUNT OF DISTRIBUTION AND SERVICE FEES:
    CLASS OF SHARES                                                    PAID BY FUND      RETAINED BY MFD     PAID TO DEALERS
    ------------------------------------------------------------------------------------------------------------------------
    Alabama Fund Class A ..........................................      $  184,900            $  4,105          $  180,795
    Alabama Fund Class B ..........................................          94,950              71,738              23,212

    Arkansas Fund Class A .........................................         128,167               4,208             123,959
    Arkansas Fund Class B .........................................          66,444              66,089                 355

    California Fund Class A .......................................          30,155               1,293              28,862
    California Fund Class B .......................................         414,404             381,519              32,885
    California Fund Class C .......................................          65,771                   0              65,771

    Florida Fund Class A ..........................................               0                   0                   0
    Florida Fund Class B ..........................................         147,374             137,384               9,990

    Georgia Fund Class A ..........................................         147,756               5,961             141,795
    Georgia Fund Class B ..........................................         126,969              97,601              29,368

    Maryland Fund Class A .........................................         452,561             149,944             302,617
    Maryland Fund Class B .........................................         246,599             187,157              59,442

    Massachusetts Fund Class A ....................................         836,875             297,116             539,759
    Massachusetts Fund Class B ....................................         221,142             166,457              54,685

    Mississippi Fund Class A ......................................               0                   0                   0
    Mississippi Fund Class B ......................................          83,668              80,810               2,858

    New York Fund Class A .........................................         288,997              14,407             274,590
    New York Fund Class B .........................................         287,201             221,120              66,081

    North Carolina Fund Class A ...................................       1,293,941             396,183             897,758
    North Carolina Fund Class B ...................................         483,772             369,243             114,529
    North Carolina Fund Class C ...................................         108,492                  51             108,441

    Pennsylvania Fund Class A .....................................               0                   0                   0
    Pennsylvania Fund Class B .....................................         170,157             163,197               6,960

    South Carolina Fund Class A ...................................         511,304             154,497             356,807
    South Carolina Fund Class B ...................................         320,229             242,722              77,507

    Tennessee Fund Class A ........................................         376,654             119,237             257,417
    Tennessee Fund Class B ........................................         199,023             151,373              47,650

    Virginia Fund Class A .........................................       1,284,437             395,020             889,417
    Virginia Fund Class B .........................................         341,856             259,531              82,325
    Virginia Fund Class C .........................................          44,052                   0              44,052

    West Virginia Fund Class A ....................................         457,498             138,598             318,900
    West Virginia Fund Class B ....................................         165,063             127,030              38,033

    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares.

-----------------------
  PART I - APPENDIX E
-----------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................

    The following brokerage commissions were paid by each Fund during the specified time periods:

                                                          BROKERAGE COMMISSIONS
    FISCAL YEAR END               FUND                         PAID BY FUND
    ---------------------------------------------------------------------------
    March 31, 1999                                                 None
    March 31, 1998                                                 None
    March 31, 1997                                                 None

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................

    During the fiscal year ended March 31, 1999, the Funds purchased securities issued by the following regular broker-dealer of the Funds, which had the following value as of March 31, 1999:

                                                           VALUE OF SECURITIES
    BROKER-DEALER                                          AS OF MARCH 31, 1999
    ---------------------------------------------------------------------------
None

-----------------------
  PART I - APPENDIX F
-----------------------

    SHARE OWNERSHIP

    OWNERSHIP BY TRUSTEES AND OFFICERS
    As of April 23, 1999, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Funds' shares.

    25% OR GREATER OWNERSHIP
    The following table identifies those investors who beneficially own 25% or more of the Funds' shares (all share classes taken together) as of April 23, 1999, and are therefore presumed to control the Fund:

                                                             JURISDICTION OF ORGANIZATION               PERCENTAGE OWNERSHIP
    NAME AND ADDRESS OF INVESTOR                                    (IF A COMPANY)
    ------------------------------------------------------------------------------------------------------------------------
      None

    5% OR GREATER OWNERSHIP OF SHARE CLASS
    The following table identifies those investors who own 5% or more of any class of the Funds' shares as of April 23, 1999:

    NAME AND ADDRESS OF INVESTOR OWNERSHIP                          FUND                                         PERCENTAGE
    .......................................................................................................................
    Merrill Lynch, Pierce Fenner & Smith, Inc.                      Alabama Fund -- Class A                          21.30%
    (For the Sole Benefit of its Customers)                         Alabama Fund -- Class B                          29.87%
    4800 Deer Lake Drive East                                       Arkansas Fund -- Class A                         17.92%
    Jacksonville, FL 32246                                          Arkansas Fund -- Class B                         26.98%
                                                                    California Fund -- Class A                        9.02%
                                                                    California Fund -- Class B                       18.89%
                                                                    California Fund -- Class C                       33.76%
                                                                    Florida Fund -- Class A                          11.36%
                                                                    Florida Fund -- Class B                          26.50%
                                                                    Georgia Fund -- Class A                           7.74%
                                                                    Georgia Fund -- Class B                          32.00%
                                                                    Maryland Fund -- Class A                          8.98%
                                                                    Maryland Fund -- Class B                          9.19%
                                                                    Massachusetts Fund -- Class A                    13.13%
                                                                    Massachusetts Fund -- Class B                    11.17%
                                                                    Mississippi Fund -- Class A                      14.45%
                                                                    Mississippi Fund -- Class B                      26.18%
                                                                    New York Fund -- Class A                         10.00%
                                                                    New York Fund -- Class B                         11.46%
                                                                    North Carolina Fund -- Class B                    6.52%
                                                                    North Carolina Fund -- Class C                   11.80%
                                                                    Pennsylvania Fund -- Class B                     13.99%
                                                                    South Carolina Fund -- Class A                    6.80%
                                                                    South Carolina Fund -- Class B                   12.04%
                                                                    Tennessee Fund -- Class A                         9.01%
                                                                    Tennessee Fund -- Class B                        15.50%
                                                                    Virginia Fund -- Class A                          7.72%
                                                                    Virginia Fund -- Class B                         28.19%
                                                                    Virginia Fund -- Class C                         10.17%
    .......................................................................................................................

    Salomon Smith Barney Inc.                                       Tennessee Fund -- Class A                         5.64%
    333 West 34th Street
    New York, NY 10001
    .......................................................................................................................

    Martha S. Scott                                                 Virginia Fund -- Class C                          6.39%
    Springfield, VA 22150
    .......................................................................................................................

    L. J. Marhoefer                                                 Virginia Fund -- Class C                          6.34%
    Barbara Marhoefer
    Reston, VA 20191
    .......................................................................................................................

    J.C. Bradford & Co., Custodian                                  Virginia Fund -- Class C                          5.87%
    Gerald Stahr
    330 Commerce Street
    Nashville, TN 37201
    .......................................................................................................................

    James K. Shepherd                                               Virginia Fund -- Class C                          6.08%
    Mary Ann Shepherd
    Annandale, VA 22003
    .......................................................................................................................

    Ocean Pebbles Investment Properties                             Virginia Fund -- Class C                          5.93%
    300 W. Freemason Street
    Norfolk, VA 23510
    .......................................................................................................................

    Charlottesville Investment Properties LP                        Virginia Fund -- Class C                          7.95%
    300 W. Freemason Street
    Norfolk, VA 23510
    .......................................................................................................................

----------------------
  PART I - APPENDIX G
----------------------

    PERFORMANCE INFORMATION
    ..........................................................................

    All performance quotations are as of March 31, 1999.

                                                           AVERAGE ANNUAL TOTAL RETURNS        ACTUAL
                                                        ----------------------------------     30-DAY     30-DAY
                                                                                10 YEAR        YIELD       YIELD
                                                                                   OR        (INCLUDING  (WITHOUT
                                                                                LIFE OF         ANY         ANY
                           FUND                           1 YEAR     5 YEAR      FUND(1)       WAIVERS)   WAIVERS)
    --------------------------------------------------   ---------  ---------  ------------   ----------  ---------
    Alabama Fund Class A with sales charge ...........      0.04%      5.80%      6.88%          4.49%      4.34%
    Alabama Fund Class A without sales charge ........      5.03       6.83       7.45            --         --
    Alabama Fund Class B with CDSC ...................      0.26       5.67       6.93(2)         --         --
    Alabama Fund Class B without CDSC ................      4.25       5.99       6.93(2)        3.91       3.75

    Arkansas Fund Class A with sales charge ..........    (0.37)       5.28       5.72           4.71       4.56
    Arkansas Fund Class A without sales charge .......      4.60       6.31       6.44            --         --
    Arkansas Fund Class B with CDSC ..................    (0.07)       5.10       5.73(2)         --         --
    Arkansas Fund Class B without CDSC ...............      3.91       5.43       5.73(2)        4.19       4.04

    California Fund Class A with sales charge ........      1.52       6.01       7.30           4.25       4.10
    California Fund Class A without sales charge .....      6.59       7.04       7.83            --         --
    California Fund Class B with CDSC ................      1.74       5.78       7.29(2)         --         --
    California Fund Class B without CDSC .............      5.74       6.10       7.29(2)        3.64       3.49
    California Fund Class C with CDSC ................      4.54       5.97       7.27(3)         --         --
    California Fund Class C without CDSC .............      5.54       5.97       7.27(3)        3.55       3.40

    Florida Fund Class A with sales charge ...........      0.25       5.49       5.96           4.45       4.30
    Florida Fund Class A without sales charge ........      5.25       6.52       6.68            --         --
    Florida Fund Class B with CDSC ...................      0.42       5.27       5.92(2)         --         --
    Florida Fund Class B without CDSC ................      4.42       5.59       5.92(2)        3.83       3.67

    Georgia Fund Class A with sales charge ...........    (0.08)       5.45       6.83           4.41       4.26
    Georgia Fund Class A without sales charge ........      4.90       6.48       7.35            --         --
    Georgia Fund Class B with CDSC ...................      0.22       5.34       6.88(2)         --         --
    Georgia Fund Class B without CDSC ................      4.22       5.66       6.88(2)        3.86       3.71

    Maryland Fund Class A with sales charge ..........    (0.04)       5.33       6.29           4.02       3.88
    Maryland Fund Class A without sales charge .......      4.94       6.36       6.81            --         --
    Maryland Fund Class B with CDSC ..................      0.18       5.32       6.39(2)         --         --
    Maryland Fund Class B without CDSC ...............      4.18       5.64       6.39(2)        3.57       3.41

    Massachusetts Fund Class A with sales charge......      0.12       5.41       6.71           4.56       4.41
    Massachusetts Fund Class A without sales charge...      5.11       6.44       7.23            --         --
    Massachusetts Fund Class B with CDSC .............      0.43       5.41       6.83(2)         --         --
    Massachusetts Fund Class B without CDSC ..........      4.43       5.73       6.83(2)        4.14       3.99

    Mississippi Fund Class A with sales charge .......      0.60       6.13       5.47           4.63       4.49
    Mississippi Fund Class A without sales charge ....      5.62       7.16       6.25            --         --
    Mississippi Fund Class B with CDSC ...............      0.80       5.97       5.50(2)         --         --
    Mississippi Fund Class B without CDSC ............      4.80       6.28       5.50(2)        4.07       3.92

    New York Fund Class A with sales charge ..........      0.15       5.82       7.51           4.31       4.16
    New York Fund Class A without sales charge .......      5.14       6.86       8.04            --         --
    New York Fund Class B with CDSC ..................      0.46       5.71       7.57(2)         --         --
    New York Fund Class B without CDSC ...............      4.46       6.02       7.57(2)        3.78       3.64

    North Carolina Fund Class A with sales charge ....    (0.22)%      5.48%      6.46%          4.36%      4.21%
    North Carolina Fund Class A without sales charge..      4.76       6.51       6.98            --         --
    North Carolina Fund Class B with CDSC ............      0.01       5.46       6.56(2)         --         --
    North Carolina Fund Class B without CDSC .........      4.00       5.78       6.56(2)        3.93       3.77
    North Carolina Fund Class C with CDSC ............      3.00       5.82       6.60(3)         --         --
    North Carolina Fund Class C without CDSC .........      4.00       5.82       6.60(3)        3.93       3.78

    Pennsylvania Fund Class A with sales charge ......      0.82       6.37       5.49           4.54       4.01
    Pennsylvania Fund Class A without sales charge....      5.85       7.41       6.32            --         --
    Pennsylvania Fund Class B with CDSC ..............      1.02       6.24       5.54(2)         --         --
    Pennsylvania Fund Class B without CDSC ...........      5.02       6.55       5.54(2)        3.99       3.43

    South Carolina Fund Class A with sales charge ....    (0.63)       5.45       6.64           4.21       4.07
    South Carolina Fund Class A without sales charge .      4.33       6.48       7.16            --         --
    South Carolina Fund Class B with CDSC ............    (0.41)       5.43       6.74(2)         --         --
    South Carolina Fund Class B without CDSC .........      3.57       5.75       6.74(2)        3.77       3.61

    Tennessee Fund Class A with sales charge .........    (0.18)       5.52       6.85           4.07       3.92
    Tennessee Fund Class A without sales charge ......      4.80       6.55       7.37            --         --
    Tennessee Fund Class B with CDSC .................      0.05       5.49       6.95(2)         --         --
    Tennessee Fund Class B without CDSC ..............      4.04       5.81       6.95(2)        3.65       3.50

    Virginia Fund Class A with sales charge ..........    (0.26)       5.19       6.42           4.20       4.05
    Virginia Fund Class A without sales charge .......      4.71       6.21       6.94            --         --
    Virginia Fund Class B with CDSC ..................      0.05       5.18       6.53(2)         --         --
    Virginia Fund Class B without CDSC ...............      4.04       5.51       6.53(2)        3.76       3.61
    Virginia Fund Class C with CDSC ..................      3.04       5.54       6.56(3)         --         --
    Virginia Fund Class C without CDSC ...............      4.04       5.54       6.56(3)        3.75       3.60

    West Virginia Fund Class A with sales charge .....    (0.25)       5.36       6.68           4.30       4.16
    West Virginia Fund Class A without sales charge...      4.73       6.39       7.20            --         --
    West Virginia Fund Class B with CDSC .............    (0.02)       5.32       6.78(2)         --         --
    West Virginia Fund Class B without CDSC ..........      3.97       5.64       6.78(2)        3.88       3.73


                                                                  ACTUAL
                                                              TAX EQUIVALENT        TAX EQUIVALENT
                                                               30-DAY YIELD          30-DAY YIELD
                                                                (INCLUDING            (WITHOUT
                                                               ANY WAIVERS)          ANY WAIVERS)         CURRENT
                                                           --------------------  --------------------   DISTRIBUTION
                                                              TAX BRACKETS:     TAX BRACKETS:               RATE
                                                           --------------------  --------------------   -----------
                                                               28%         31%      28%        31%
                                                            ---------   --------  -------    --------

    Alabama Fund Class A with sales charge ...........         6.24%      6.51%     6.03%      6.29%        5.04%
    Alabama Fund Class A without sales charge ........          --         --       --         --           --
    Alabama Fund Class B with CDSC ...................          --         --       --         --           --
    Alabama Fund Class B without CDSC ................         5.43       5.67      5.21       5.43         4.53

    Arkansas Fund Class A with sales charge ..........         6.54       6.83      6.33       6.61         4.68
    Arkansas Fund Class A without sales charge .......          --         --       --         --           --
    Arkansas Fund Class B with CDSC ..................          --         --       --         --           --
    Arkansas Fund Class B without CDSC ...............         5.82       6.07      5.61       5.86         4.16

    California Fund Class A with sales charge ........         5.90       6.16      5.69       5.94         4.54
    California Fund Class A without sales charge .....          --         --       --         --           --
    California Fund Class B with CDSC ................          --         --       --         --           --
    California Fund Class B without CDSC .............         5.06       5.28      4.85       5.06         4.12
    California Fund Class C with CDSC ................          --         --       --         --           --
    California Fund Class C without CDSC .............         4.93       5.14      4.72       4.93         3.85

    Florida Fund Class A with sales charge ...........         6.18       6.45      5.97       6.23         4.63
    Florida Fund Class A without sales charge ........          --         --       --         --           --
    Florida Fund Class B with CDSC ...................          --         --       --         --           --
    Florida Fund Class B without CDSC ................         5.32       5.55      5.10       5.32         4.15

    Georgia Fund Class A with sales charge ...........         6.13       6.39      5.92       6.17         4.52
    Georgia Fund Class A without sales charge ........          --         --       --         --           --
    Georgia Fund Class B with CDSC ...................          --         --       --         --           --
    Georgia Fund Class B without CDSC ................         5.36       5.59      5.15       5.38         3.98

    Maryland Fund Class A with sales charge ..........         5.58       5.83      5.39       5.62         4.33
    Maryland Fund Class A without sales charge .......          --         --       --         --           --
    Maryland Fund Class B with CDSC ..................          --         --       --         --           --
    Maryland Fund Class B without CDSC ...............         4.96       5.17      4.74       4.94         3.89

    Massachusetts Fund Class A with sales charge......         6.33       6.61      6.13       6.39         4.58
    Massachusetts Fund Class A without sales charge...          --         --       --         --           --
    Massachusetts Fund Class B with CDSC .............          --         --       --         --           --
    Massachusetts Fund Class B without CDSC ..........         5.75       6.00      5.54       5.78         4.15

    Mississippi Fund Class A with sales charge .......         6.43       6.71      6.24       6.51         4.78
    Mississippi Fund Class A without sales charge ....          --         --       --         --           --
    Mississippi Fund Class B with CDSC ...............          --         --       --         --           --
    Mississippi Fund Class B without CDSC ............         5.65       5.90      5.44       5.68         4.21

    New York Fund Class A with sales charge ..........         5.99       6.25      5.78       6.03         4.61
    New York Fund Class A without sales charge .......          --         --       --         --           --
    New York Fund Class B with CDSC ..................          --         --       --         --           --
    New York Fund Class B without CDSC ...............         5.25       5.48      5.06       5.28         4.08

    North Carolina Fund Class A with sales charge ....         6.06%      6.32%      5.85%      6.10%        4.52%
    North Carolina Fund Class A without sales charge..          --         --       --         --           --
    North Carolina Fund Class B with CDSC ............          --         --       --         --           --
    North Carolina Fund Class B without CDSC .........         5.46       5.70      5.24       5.46         4.09
    North Carolina Fund Class C with CDSC ............          --         --       --         --           --
    North Carolina Fund Class C without CDSC .........         5.46       5.70      5.25       5.48         4.09

    Pennsylvania Fund Class A with sales charge ......         6.31       6.58      5.57       5.81         4.62
    Pennsylvania Fund Class A without sales charge....          --         --       --         --           --
    Pennsylvania Fund Class B with CDSC ..............          --         --       --         --           --
    Pennsylvania Fund Class B without CDSC ...........         5.54       5.78      4.76       4.97         4.05

    South Carolina Fund Class A with sales charge ....         5.85       6.10      5.65       5.90         4.30
    South Carolina Fund Class A without sales charge .          --         --       --         --           --
    South Carolina Fund Class B with CDSC ............          --         --       --         --           --
    South Carolina Fund Class B without CDSC .........         5.24       5.46      5.01       5.23         3.86

    Tennessee Fund Class A with sales charge .........         5.65       5.90      5.44       5.68         4.42
    Tennessee Fund Class A without sales charge ......          --         --       --         --           --
    Tennessee Fund Class B with CDSC .................          --         --       --         --           --
    Tennessee Fund Class B without CDSC ..............         5.07       5.29      4.86       5.07         3.98

    Virginia Fund Class A with sales charge ..........         5.83       6.09      5.63       5.87         4.48
    Virginia Fund Class A without sales charge .......          --         --       --         --           --
    Virginia Fund Class B with CDSC ..................          --         --       --         --           --
    Virginia Fund Class B without CDSC ...............         5.22       5.45      5.01       5.23         4.05
    Virginia Fund Class C with CDSC ..................          --         --       --         --           --
    Virginia Fund Class C without CDSC ...............         5.21       5.43      5.00       5.22         4.05

    West Virginia Fund Class A with sales charge .....         5.97       6.23      5.78       6.03         4.57
    West Virginia Fund Class A without sales charge...          --         --       --         --           --
    West Virginia Fund Class B with CDSC .............          --         --       --         --           --
    West Virginia Fund Class B without CDSC ..........         5.39       5.62      5.18       5.41         4.15

    ----------------
    (1) For the period from the inception of Class A shares to March 31, 1999, or for the 10 years ended March 31,
        1999, whichever is shorter, as noted below:

                                           FUND                      PERIOD
                                           ----                      ------

                         Alabama ................................  From February 1, 1990
                         Arkansas ...............................  From February 3, 1992
                         California .............................  10 years
                         Florida ................................  From February 3, 1992
                         Georgia ................................  10 years
                         Maryland ...............................  10 years
                         Massachusetts ..........................  10 years
                         Mississippi ............................  From August 6, 1992
                         New York ...............................  10 years
                         North Carolina .........................  10 years
                         Pennsylvania ...........................  From February 1, 1993
                         South Carolina .........................  10 years
                         Tennessee ..............................  10 years
                         Virginia ...............................  10 years
                         West Virginia ..........................  10 years

    (2) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

    (3) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class C shares on January 3, 1994. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable. Current subsidies and waivers may be discontinued at any time.

-----------------------
  PART I - APPENDIX H
-----------------------

    ADDITIONAL INFORMATION CONCERNING THE STATES
    ..........................................................................

    The following discussion regarding certain economic, financial and legal matters pertaining to the relevant States and their governments is drawn primarily from official statements relating to securities offerings of those States and other publicly available documents, dated as of various dates prior to the date of this Prospectus, and do not purport to be complete descriptions. Discussions regarding the financial condition of a particular State government may not be relevant to Municipal Obligations issued by political subdivisions of that State. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these States. None of the information is relevant to any tax-exempt securities issued by territories and possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities.

    ALABAMA FUND

    In 1998, the Alabama economy remained healthy. Almost 40,000 net new jobs were created, which represented an increase of 2.1 percent. Most of the new jobs (45 percent) were created in the services sector. Retail trade, one of the fastest growing sectors, accounted for another 35 percent of all new jobs. Surprisingly, one of the strongest components within the services sector in recent years, the health services industry, lost approximately 500 jobs in 1998. The manufacturing sector lost approximately 200 net jobs during 1998.

    Among the leading manufacturing industries have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year). In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. The State's growing chemical industry has been the natural complement of production of wood pulp and paper.

    Mining, oil and gas production, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, motor vehicles, machinery and service industries are also important to Alabama's economy. Coal mining and the textile industry have both been in decline during recent years.

    In recent years, the importance of service industries to the State's economy has increased significantly. The major service industries in the State are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham, and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.

    The fastest job growth in the State during 1998 was in the Birmingham and Mobile metropolitan areas, which added 11,200 and 6,700 jobs respectively. These two areas accounted for almost 45 percent of the 1998 total job growth in the State. Major factors contributing to the relatively faster than expected rate of growth include very strong consumer spending; low inflation and unemployment rates; low energy and commodity prices; low interest rates; strong demand for residential housing; and strong commercial construction.

    The Alabama Development Office (ADO) reports as of December 31, 1998, that for the thirteenth consecutive year more than $2 billion in capital investment was announced for new and expanding industries. The State had more than $2.0 billion in 1998, $2.7 billion in 1997, $2.6 billion in 1996, $3.8 billion in 1995, and $2.6 billion in 1994. These investments include 18,554 announced jobs by 540 companies in 1998; 22,693 announced jobs by 605 companies in 1997; 17,750 announced jobs by 622 companies in 1996 and 21,290 announced jobs by 913 companies in 1995. Preliminary figures indicate that there will be approximately $2.8 billion in announced investment and creation of approximately 21,000 jobs by approximately 600 companies in 1998. Announcements early in 1999 that Honda will build a $400 million automobile assembly plant in Lincoln, creating 1,500 jobs, and Navistar will locate a $200 million diesel engine plant, creating 600 new jobs, in Huntsville indicate 1999 will be a very good year. Major investments in 1998 included IPSCO Steel ($395 million) and McNeil Specialty Products, Inc. ($130 million). This would make the past four years the best in the State's history in terms of total announced capital investment by manufacturing firms. Other large investments during 1990s include Champion International ($550 million); Mercedes-Benz ($520 million); Trico Steel Co. LLC ($450 million); The Boeing Company ($450 million); Boise Cascade Corp. ($400 million); Amoco Chemicals ($350 million); EXXON Company, USA ($300 million); Mead Containerboard ($224 million); Acustar Inc. ($200 million); United States Steel Corp. ($200 million); Courtaulds Fibers, Inc. ($170 million); Worthington Industries ($150 million); and USS Fairfield Works ($150 million).

    Real Gross State Product (RGSP) is a comprehensive measure of economic performance for the State of Alabama. Alabama's RGSP is defined as the total value of all final goods and services produced in the State in constant dollar terms. Hence, the changes in RGSP reflect changes in final output. From 1993-1997, RGSP originating in manufacturing increased by 5.2% per year and RGSP originating in all the non-manufacturing sectors grew by 4.0% per year.

    There was a significant decrease in unemployment in the period 1985-1989 due to the economic recovery from the recession of the early 1980's. Since 1989, unemployment rates have come down more gradually due to the general nationwide reduction in activity and employment in the industrial sector.

    SIGNIFICANT LITIGATION
    The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.

    South Central Bell Telephone Co. v. State. On March 23, 1999, the U.S. Supreme Court decided this case in favor of the taxpayers. 119 S.Ct. 1180
    (1999). It declared the corporate franchise tax unconstitutional and remanded the case to the Alabama courts to determine the appropriate remedy.

    There is an extensive history of this issue in the Alabama courts arising from the different treatment of foreign and domestic corporations in the franchise tax. Although the State had success on this issue until the U.S. Supreme Court decision, see White v. Reynolds Metals Company, 558 So. 2d 373 (Ala. 1989), South Central Bell v. State, 711 So. 2d 105 (1998), the State is now faced with the prospect of replacing the significant revenue generated from this tax in the future. Additionally, there is a possibility that the State will have to refund collections for past years.

    Protective claims for refunds amounting to $253 million have been filed by foreign corporations as of June 14, 1999. Potential refunds, including both taxpayers that have filed claims and taxpayers that could, but have not yet filed claims, amount to $636 million. Additionally, the State could be held liable for interest charges which already amount to $194 million through June 14, 1999.

    A special session of the Legislature later in 1999 is expected to deal with replacing the revenue from the franchise tax for the future. The amount of refunds, if any, that will be payable will depend on a number of factors including without limitation: (a) whether the courts decide that the South Central Bell decision should apply prospectively or retroactively, (b) possible settlement negotiations with the plaintiffs and other taxpayers, and (c) the measures the Legislature adopts to replace the franchise tax revenue and perhaps deal with the refund issue.

    Melof v. Hunt, et al., Circuit Court of Montgomery County, CV-89-707 (Judge Reese). This is a class action based on Davis v. Michigan, 109 S.Ct. 1500 (1989), in which the U.S. Supreme Court held that states may not tax pension received from the federal government at a higher rate than they tax pensions received from the state without violating 4 U.S.C. (S) 111, the Intergovernmental Tax Immunity Act. Plaintiffs in Melof allege that the equal protection clauses of the Federal and Alabama Constitutions and a provision in the Alabama Constitution relating to the income tax prohibit different treatment of pensions paid by governments and pensions paid by private employers.

    On May 28, 1999, the Alabama Supreme Court affirmed a decision of the Court of Civil Appeals upholding the constitutionality of the State's income tax treatment of pension income.

    The potential refund if this class action were successful is probably in excess of $300 million.

    Valhalla Cemetery Company, Inc., et al., v. H.E. Monroe, Jr., Civil Action No. CV-97-940-GR, Circuit Court of Montgomery County. On May 8, 1997, the plaintiff filed a class action to obtain consumer use tax refunds with interest and to permanently enjoin assessment and collection of this tax against the plaintiff and other similarly situated entities. Plaintiff's main allegation is that the use tax does not apply to sales completed by delivery in Alabama. Plaintiff and class members contend that they are entitiled to declaratory relief that Ala. Code (S) 40-23-61 is void and illegal; a permanent injunction against the continuing collection of use tax; and refunds of the use taxes collected pursuant to (S) 40-23-61, together with interest thereon.

    Act. No. 97-301, signed into law by Governor Fob James on May 7, 1997, amended the use tax exemption, codified in section 40-23-62, Code of Alabama 1975, to clarify that sales by out-of-state vendors are exempted from use tax only if the sales taxes are actually paid to a licensed sales tax account holder. Section 3 of that Act made it effective for all years open under the statute of limitations.

    The circuit court entered an order declaring that section 3 of the Act was unconstitutional. The State appealed to the Alabama Supreme Court, which transferred the matter to the Court of Civil Appeals. On May 14, 1999, the Court of Civil Appeals issued a decision reversing the Circuit Court and upholding the constitutionality of the retroactive application of the Act by virtue of section 3.

    The potential revenue impact, if the plaintiff were to prevail, is the approximately $350 million in use taxes that have been collected during the past three years.

    There are two other cases involving issues identical to those in this case, Sessions Corp. v. Monroe and A.G. Industries v. Monroe, which have been stayed pending resolution of Valhalla. See also, Bluegrass Bit Company, Administrative Law Docket Nos. U. 96-249, S. 96-287.

    A case regarding employment discrimination litigation against the State of Alabama, Eugene Crum, Jr., et al., v. State of Alabama, et al., CV-97-T-356-N, is a class action suit pending in the United States District Court for the Middle District of Alabama. In this case approximately twenty state departments are charged with racial discrimination in all aspects of their employment practices. This case is in the discovery stage and no estimate can be made at this time concerning any financial liability the State of Alabama may ultimately incur.

    In a case styled Alabama Coalition for Equity, Inc., et al, v. Folsom, et al., CV-90-883-M, filed on May 3, 1990, in the Circuit Court of Montgomery County, the plaintiffs have alleged that the State of Alabama's public school funding structure is unconstitutional under the United States Constitution and the Alabama State Constitution. The plaintiffs sought, inter alia, an injunction prohibiting the State of Alabama from implementing or maintaining any public school funding system perpetuating the current funding structure; a ruling requiring the State of Alabama to maintain a constitutional public school funding structure; and the payment of the plaintiffs' attorneys' fees.

    On August 13, 1991, the court granted partial summary judgment to the plaintiffs on the constitutionality of Amendment 111, Section 256 of the Alabama Constitution. The Court ruled that this provision violated the Equal Protection Clause of the Fourteenth Amendment to the United States Constitution. On December 1,1993, the Court made final its Remedy Order which found the entire educational system of the State of Alabama to be unconstitutional. The Court held that all school children have a right to attend school in a liberal system of public schools required to be provided by the State. The Alabama Supreme Court vacated the trial court's remedy order but affirmed its judgment in the liability phase. Plaintiffs' attorney fees have been paid pursuant to court order. The trial court was directed to retain jurisdiction. The parties may petition the court to reopen the case if the coordinate branches of government have not formulated an educational system within a reasonable time complying with the liability order.

    ARKANSAS FUND
    The information below is given to investors in view of the Arkansas Fund's policy of concentrating its investments in Arkansas issuers. The information constitutes only a brief summary. It does not purport to be a complete description. It is derived from sources that are generally available to investors and is believed to be accurate. The Trust and the Fund have not independently verified this information.

    During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing. The State is now moving toward a heavier manufacturing base involving more sophisticated processes and products such as electrical machinery, transportation equipment, fabricated metals, and electronics. Resource-related industries dominate and the largest employers are the food products, lumber and paper goods industries. The agricultural sector, though diminished in importance, remains a significant contributor to state income. Chief products are broilers, rice and soybeans. The health services, wholesale/retail trade and service sectors have also grown in recent years. In addition, the State has significant natural gas and oil producing interests, as well as mining activities. The diversification of economic interests has lessened the State's cyclical sensitivity to the impact of any single sector. The unemployment rate for 1998 averaged 5.1%, compared to a national rate of 4.5%.

    The State is prohibited by its Constitution from deficit spending. Accordingly, spending is limited to actual revenues received by the State. The State operates under a biennial budgeting system with July 1, 1999 beginning the current biennium.

    The Constitution of the State does not limit the amount of general obligation bonds which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or a special election held for that purpose. There is no constitutional limitation on the aggregate principal amount of revenue bonds that may be issued by the State and its agencies. All revenue bonds and notes are secured only by specific revenue streams and neither the general revenues of the State nor its full faith and credit are pledged to repayment.

    The General Assembly has responsibility for legislating the level of State services and appropriating the funds for operations of State agencies. The Office of Budget prepares the Executive Budget with the advice and consent of the Governor. The Office of Budget also monitors the level and type of State expenditures. The Accounting Division has the responsibility for maintaining fund and appropriation control and, through the Pre-Audit Section and in conjunction with the Auditor of State, has responsibility for the disbursement process. The Treasurer has responsibility for disbursement, bank reconciliation, and investment of State funds (with the advice of the State Board of Finance). The Division of Legislative Audit has responsibility for performing financial post-audits of State agencies.

    State agencies submit biennial budget requests to the Office of Budget of the Department of Finance and Administration. The Office of Budget prepares the Executive Budget and an estimate of general revenues. The Executive Budget contains the budget amount recommended by the Governor. The General Assembly appropriates money after consideration of both the Executive Budget and the revenue estimate. The appropriation process begins in the joint House-Senate Budget Committee and then proceeds through both houses of the General Assembly. Legislative appropriations are subject to the Governor's approval or veto, including the authority of line-item veto. The General Assembly also must enact legislation pursuant to the Revenue Stabilization Act to provide for an allotment process of funding appropriations in order to comply with state law prohibiting deficit spending. The Governor may restrict spending to a level below the level of appropriations.

    The State's revenue stabilization law (the "Stabilization Act") and related legislation govern the administration and distribution of State revenues. Pursuant to the Stabilization Act, all general and special revenues are deposited into the General Revenue Allotment Account and the Special Revenue Allotment Account according to the type of revenue being deposited.

    From the General Revenue Fund, 3% of all general revenues are distributed to the Constitutional Officers Fund and the Central Services Fund to provide support for the State's elected officials, their staffs, and the Department of Finance and Administration ("DFA"). The balance is then distributed to separate funds proportionately as established by the Stabilization Act.

    From the Special Revenue Fund, 3% of special revenues collected by DFA and 1 1/2% of all special revenues collected by other agencies are first distributed to provide support for the State's elected officials, their staffs and DFA. The balance is then distributed to the funds for which the special revenues were collected as provided by law. Special revenues, which are primarily user taxes, are generally earmarked for the program or agency providing the related service.

    General revenues are transferred into funds established and maintained by the Treasurer for major programs and agencies of the State in accordance with funding priorities established by the General Assembly. Pursuant to the Stabilization Act, the General Assembly establishes three levels of priority for general revenue spending, levels "A," "B," and "C." Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of
    (i) special revenues earmarked for a program or agencies' fund maintained by the Treasurer or (ii) the maximum appropriation by the General Assembly.

    Because State revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, a budget revolving fund, which receives interest earnings from State fund investments, has been established and is utilized to assure proper cash flow during any period.

    CALIFORNIA FUND
    The following information is a general summary intended to provide a recent historical description, and is not a discussion of specific factors that may affect any particular issuer of California municipal securities. This information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State of California. The creditworthiness of obligations issued by a local California issuer may be unrelated to the creditworthiness of obligations issued by the State of California.

    Because the California Fund expects to concentrate its investments in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of such securities, including national and local political, economic, social, environmental and regulatory policies and conditions. The California Fund cannot predict whether or to what extent such factors or other factors may affect issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

    During the first half of the 1990's, California suffered the most severe recession in the State since the 1930's, with significant job losses (particularly in the aerospace, other manufacturing, services and construction industries). The greatest effects of the recession were felt in Southern California. Since 1994, California's economy has made a strong recovery, but its growth has been somewhat unbalanced. In general, the high-technology, biotechnology, construction and entertainment and other service industries have expanded while aerospace and other manufacturing industries have declined.

    The financial difficulties experienced by California and municipal issuers during the recession resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. Although California has experienced a steady economic recovery since 1994 and California's credit ratings have climbed from the lows experienced during the recession, as of the date of this Statement of Additional Information, rating agencies, underwriters and investors appear to have lingering concerns about California's creditworthiness. Major rating agencies often cite, among other things, concerns about California's lack of contingency planning (such as adequate reserves), missed budget deadlines and on-going structural budget impediments.

    The recession severely affected California revenues while California's health and welfare costs were increasing. As a result, throughout the first half of the decade, California had a period of budget imbalance and reported multibillion dollar year-end deficits. However, in recent years, California has generally experienced positive or close to break-even operating results due, in part, to more conservative budgeting and improved economic conditions and, most recently, higher-than-expected tax receipts paid on capital gains realizations.

    California's ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, the accuracy of the State's revenue predictions, as well as the impact of budgetary restrictions imposed by voter-passed initiatives.

    During the recession of the early 1990's, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs. For nearly a decade and a half, California has issued revenue anticipation notes (which must be issued and repaid during the same fiscal year) to fund its operating budget during the fiscal year. Beginning in 1992, California expanded its external borrowing to include revenue anticipation warrants (which can be issued and redeemed in different fiscal years). California was severely criticized by the major credit rating agencies for California's reliance upon such external borrowings during the recession. (California was also criticized for its issuance of registered warrants, promissory notes with no specific maturity, to suppliers and other State payees during a two-month delay that took place in enacting California's budget for fiscal 1992-1993.) In 1996, California fully repaid $4 billion of revenue anticipation warrants issued in 1994. California has not needed to use such "cross-year" borrowing since 1996. It is not presently possible, however, to determine the extent to which California will issue additional revenue anticipation warrants, short-term interest-bearing notes or other instruments in future fiscal years.

    The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations.

    Certain of the securities in the California Fund's portfolio may be obligations of issuers which rely, in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue.
    Article XIIIA of the California Constitution, adopted in 1978, limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes.

    Article XIIIB of the California Constitution, originally adopted in 1979, significantly limits spending by state and local governments. To the extent that "proceeds of taxes" of California or a local government exceed its Article XIIIB appropriations limit, such excess revenues must be rebated. In 1988 and 1990, Article XIIIB was modified substantially by Propositions 98 and 111, respectively. These initiatives changed the State's Article XIIIB appropriations limit to require California to set aside a prudent reserve fund for public education, and guarantee a minimum level of State funding for public elementary and secondary schools and community colleges. Such guaranteed spending was often cited as one of the long-term structural elements responsible for California's earlier budget problems.

    The effect of Article XIIIA, Article XIIIB, other constitutional and statutory changes and budget developments on the ability of California issuers to pay interest and principal on their obligations is uncertain and may depend, in part, on whether a particular security is a general obligation or limited obligation bond (with limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

    In December 1994, Orange County, California filed for protection from creditors under federal bankruptcy law. In June 1995, Orange County negotiated a rollover of its short-term debt originally due at such time. The major rating agencies considered the rollover a default. In June 1996, the investors in such overdue notes were paid and the Orange County bankruptcy ended. The California Fund did not hold such Orange County obligations. However, the Orange County bankruptcy and such default had a serious effect upon the market for California municipal obligations.

    Numerous factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, have caused substantial damage to parts of California and the possibility exists that another natural disaster could create a major dislocation of the California economy.

    FLORIDA FUND
    The information contained in this statement is being given to investors in view of the Florida Fund's policy of concentrating its investments in Florida issuers. The information should provide investors with a brief summary, as opposed to a complete description, of the information discussed herein. It has been derived from sources that are generally available to investors and is believed to be accurate. The information has not been independently verified by the Trust or the Fund.

    Florida's financial operations are considerably different than most other states as Florida does not impose an individual income tax. Specifically, Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner.

    Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund.

    The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1 -- June
    30). Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years (revenues collected in excess of the limitation are generally deposited into the Budget Stabilization Fund).

    The following data is provided by the Florida Consensus Estimating Conference, which adjusted and updated actual revenue and forecasts on March 8, 1999, in order to support the state's budgeting and planning process. For fiscal year 1998-99, the estimated General Revenue Fund and Working Capital Fund is reported to be $18.80 billion. The projected year end balance of the combined General Revenue Fund and Working Capital Fund is $573.8 million. Including the $789.6 million balance currently in the Budget Stabilization Fund, total reserves are projected to stand at $1.36 billion, or 7.5% of current year appropriations. For fiscal year 1999-2000, the estimated General Revenue Fund and Working Capital Fund is $19.35 billion, a 2.9% increase over fiscal year 1998-99. The fiscal year 1999-2000 budget includes a 4.3% increase in Net General Revenue over fiscal year 1998-99. For fiscal year 1998-99, the estimated Florida and United States unemployment rates are 5.0% and 5.1%, respectively. For fiscal year 1999-2000, the estimated Florida and United States unemployment rates are both 5.5%.

    In 1993, the State constitution was amended to limit the annual growth in the assessed valuation of residential property. This amendment may, over time, constrain the growth in property taxes, a major revenue source for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds.

    General obligations of Florida have been rated AA2, AA+ and AA by Moody's, S&P and Fitch, respectively. S&P presently regards the outlook for the State as stable.

    Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population immigration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts.

    Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of state funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.

    Taking advantage of a number of favorable factors -- a strong national economy, a waning fear of crime among visitors and improved local marketing -- the state has increased the number of tourists. For fiscal year 1997-98, the number of tourists visiting Florida was 48.7 million, a 10.0% increase over fiscal year 1996-97. For fiscal year 1998-99 expected tourist arrivals are projected at 49.9 million a 2.4% increase over fiscal year 1997-98. For fiscal year 1999-2000, expected tourist arrivals are projected at 51.5 million, a 3.2% increase over fiscal year 1998-99.

    There has been a decline in Florida's dependency on highly cyclical construction and construction-related manufacturing sectors. For example, in 1985, construction employment, as a share of total non-farm employment, was 7.5%. From 1990 through 1995, the share edged downward to an average of 5.1%. While the share for 1999 is expected to slightly increase to 5.5%, the trend is expected to resume a downward slope and drop below the 5% level by 2002, as Florida's economy continues to diversify.

    The ability of the State and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt obligations is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and Central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is, therefore, sensitive to trends in those sectors.

    GEORGIA FUND
    Since 1973, the State's long-term debt obligations have been issued in the form of general obligation debt or guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. Prior to 1973, all of the State's long-term debt obligations were issued by ten separate State authorities and secured by lease rental agreements between such authorities and various State departments and agencies ("Authority Lease Obligations"). The Georgia Constitution since 1973 has prohibited further Authority Lease Obligations. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then-current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of October 1998, the total indebtedness of the State of Georgia consisting of general obligation debt and guaranteed revenue debt (there is no remaining Authority Lease Obligations) totalled $5,187,785,000 and the highest aggregate annual payment for such debt equalled 5.05% of fiscal year 1998 State treasury receipts.

    The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority permitting it.

    Virtually all of debt obligations of the State of Georgia and its counties, municipalities and other political subdivisions and public authorities are required by law to be validated and confirmed in a judicial proceeding prior to issuance.

    The State operates on a fiscal year beginning July 1 and ending June 30. Treasury receipts for the fiscal year 1998 showed an increase of 4.81% over collections for the similar period in the previous fiscal year. A part of the decline in growth is attributable to gradual elimination of sales tax on food.

    Based on data of the Georgia Department of Revenue for fiscal year 1998, income tax receipts and sales tax receipts of the State for fiscal year 1998 comprised approximately 51.5% and 36.3%, respectively, of the total State tax revenues.

    The unemployment rate of the civilian labor force in the State as of March 1998 was 4% according to data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area, comprised of Georgia and its five bordering states and which accounts for approximately 46% of the State's population, has for some time enjoyed a lower rate of unemployment than the State considered as a whole. In descending order, services, wholesale and retail trade, manufacturing, government and transportation comprise the largest sources of employment within the State.

    Moody's, S&P's and Fitch have given outstanding State of Georgia debt ratings of "Aaa", "AAA" and "AAA", respectively.

    The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. The status as of December 1998 of certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.

    Abbott Laboratories v. Georgia Department of Administrative Services, et al. The plaintiff is seeking unspecified damages against the Department of Administrative Services ("DOAS") and the Department of Human Resources under breach of contract and promissory estoppel theories. The case arises out of DOAS' issuance of a notice of award to Abbott Laboratories, Ross Products Division in connection with WIC Infant Formula Rebate Program. The Director of State Purchasing subsequently ordered cancellation of the notice of award and rebid because of conflicting information that created a contradiction in the bidding specifications. The damages sought are unspecified and speculative. Discovery is ongoing in this matter. The State intends to file a motion for summary judgment at the close of discovery.

    Age International, Inc. v. State (two cases). Two suits for refund have been filed in state court against the State of Georgia by out-of-state producers of alcoholic beverages. The first suit for refund seeks $96 million in refunds of alcohol taxes, plus interest, imposed under Georgia's post-Bacchus (468 U.S. 263) statute, O.C.G.A. (S) 3-4-60, as amended in 1985. These claims constitute 99% of all such taxes paid during the 3 years preceding these claims. In addition, the claimants have filed a second suit for refund for an additional $23 million, plus interest, for later time periods. These two cases encompass all known or anticipated claims for refund of such type within the apparently applicable statute of limitations for the years in question, i.e., 1989 through January, 1993. The trial court has granted the State's motions for summary judgment, and 12 of the 23 claimants have appealed to the Georgia Supreme Court. The total principal amount of the claims for refund by the 12 plaintiffs who did not appeal now appears to be approximately $42 million. The total principal dollar amount of claims for refund by the 11 plaintiffs who did not appeal, which claims to be conclusively resolved in favor of the State by virtue of the trial court's judgment, now appears to be approximately $54 million.

    Cobb County, et al. v. Georgia et al. In related cases, each County and certain of its officials have sued the State of Georgia, the Department of Revenue, Zell Miller (in his official capacity as Governor), T. Jerry Jackson (in his personal capacity and in his official capacity as Revenue Commissioner), Claude L. Vickers (in his official capacity as State Auditor), and the Department of Audits (collectively "the State") in connection with the State's collection and distribution of special local option sales taxes to the counties. In Cobb, the County sought an accounting, a writ of mandamus, injunctive relief and additional relief based upon theories of unjust enrichment and bailment. Cobb's claims related to the State's administration of state and local option sales taxes from April 1, 1995 to the present. Cobb sought $19 million in relief. In Dekalb, the County asserts similar grounds for relief with the addition of a claim for declaratory relief. DeKalb's claims relate to the State's administration of state and local option sales taxes from July 1, 1997 to the present. DeKalb seeks unspecified monetary relief but estimates a shortfall in distributions from the State of $15 million. The State filed motions to dismiss in both cases and additionally, in Cobb, filed a counterclaim against the County for $10.4 million. The trial court has granted the State's motions to dismiss in both actions. DeKalb County has appealed this ruling, claiming that certain of its claims were meritorious and seeking to litigate those claims. The State believes that the period for Cobb County to appeal has lapsed, although a motion by Cobb County remains pending in the trial court. The State intends to contest all claims against it vigorously. The State believes that the substance of Plaintiff's claims in both cases is unsubstantiated. This appeal has been fully briefed and argued, and decision is awaited from the Supreme Court of Georgia.

    George Jackson, et al. v. Georgia Lottery Corporation. Plaintiffs sought a court order declaring that two games sponsored by the Georgia Lottery Corporation, "Quick Cash" and "Cash Three," are unconstitutional and enjoining the lottery from further offering of these games. Plaintiffs also sought the return of all monies played on these games during a specified period, approximately $1,703,462,781. On an interlocutory appeal, the Georgia Court of Appeals ruled that the Lottery Corporation does not have sovereign immunity but ruled for the Corporation on the merits. The Plaintiffs petitioned for a writ of certiorari to the Supreme Court of Georgia, and the Supreme Court denied the petition. The remittitur of the Court of Appeals has been returned to the trial court.

    W.J. Luke, an individual, v. Georgia Department of Natural Resources, et al. This civil action was filed in October, 1997, on behalf of W.J. Luke and all other contributors to the Georgia Underground Storage Tank Trust Fund, established under the Georgia Underground Storage Tank Act, O.C.G.A.
    (S)12-13-1, et seq., for refund of all monies collected under that Act, interest, and attorney's fees. From the time of its inception in 1988 to the present, the Fund has collected approximately $82 million. The State believes that it has substantial defenses to assert and intends to defend the case vigorously. The State was granted a motion to dismiss the action, on the grounds that no justiciable controversy exists, and the Plaintiff has filed an appeal with the Georgia Supreme Court which has heard oral arguments and a decision by the Court is pending.

    Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund, including national, social, environmental, economic and political policies and conditions, and Year 2000 compliance issues, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund and the impact thereof on the ability of such issuers to meet payment obligations.

    MARYLAND FUND
    The State's total expenditures for the fiscal years ending June 30, 1996, 1997 and 1998 were $14.169 billion, $14.787 billion and $16.851 billion, respectively. The State's General Fund had unreserved surpluses of $13.1 million, $207.2 million and $419.8 million in fiscal years 1996, 1997 and 1998, respectively. The State Constitution mandates a balanced budget.

    In April 1998, the General Assembly approved the $16.613 billion 1999 fiscal year budget. The budget includes $3.3 billion in aid to local governments (reflecting a $163.2 million increase in funding over 1998). The 1999 budget does not include any proposed expenditures dependent on additional revenue from new or broad-based taxes. The 1999 budget incorporates the first full year of the five-year phase-in of a 10% reduction in personal income taxes estimated to result in a reduction of revenues of $300 million in fiscal year 1999.

    When the 1999 budget was enacted, it was estimated that the general fund surplus on a budgetary basis at June 30, 1998, would be approximately $14.5 million. As of February 12, 1999, it is estimated that the general fund surplus on a budgetary basis at June 30, 1999, will be $249.5 million.

    In January 1999, the Governor submitted his proposed 2000 fiscal year budget to the General Assembly. The budget includes $3.0 billion in aid to local governments and $70.4 million in net general fund deficiency appropriations for fiscal year 1997. As of February 12, 1999, it is estimated that the general fund surplus on a budgetary basis at June 30, 2000, will be $1.3 million and that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 2000, will be $622 million. The Revenue Stabilization Account of the State Reserve Fund was established by the General Assembly in its 1986 session for the purpose of retaining state revenues for future needs and to reduce the need for future tax increases.

    The public indebtedness of Maryland is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

    All of the foregoing information regarding the State's budget and public indebtedness was obtained from the Preliminary Official Statement with respect to State of Maryland General Obligation Bonds dated February 12, 1999.

    MASSACHUSETTS FUND
    Investments in Massachusetts Municipal Obligations may be affected by a variety of factors, including the general economic health of the Commonwealth and local governments and the availability of federal funding.

    While economic growth in the Commonwealth slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery. As of May 1999, the Commonwealth's unadjusted unemployment rate was 2.9%, as compared to a national average of 4.0%. The Commonwealth's per capita personal income is currently higher than the national average.

    Accounted for on a statutory basis, ending fund balances in the budgeted operating funds for fiscal 1994 were $589.3 million. Fiscal 1995 and 1996 ended with positive fund balances of $726.0 million and $1.172 billion, respectively.

    In fiscal 1997, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 4.9% over the prior fiscal year to $18.170 billion. Expenditures increased by 6.3% over the prior fiscal year to $17.949 billion. As a result, the Commonwealth ended fiscal year 1997 with a positive closing fund balance of $1.394 billion. In fiscal 1998, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 9.0% over the prior fiscal year to $19.300 billion. Expenditures increased by 5.9% over the prior fiscal year to $19.002 billion. As a result, the Commonwealth ended fiscal year 1998 with a positive closing fund balance of $2.192 billion.

    Budgeted revenues and other sources in fiscal 1999, which ended June 30, 1999, were estimated as of May 19, 1999, by the Executive Office for Administration and Finance to be approximately $19.852 billion, including tax revenues of $14.16 billion. It is estimated that fiscal 1999 budgeted expenditures and other uses will be $20.319 billion and that fiscal 1999 will end with fund balances of $1.724 billion.

    In late April, 1999, both houses of the Massachusetts Legislature agreed on a consensus revenue estimate for fiscal 2000 of $14.850 billion. On May 8, 1999 the House of Representatives approved its version of the fiscal 2000 budget. The House budget incorporates several tax cuts, one of which had been included in the budget approved by the House Ways and Means Committee. The Committee's budget provided for total expenditures of approximately $20.770 billion.

    S&P and Moody's have rated general obligation bonds issued by the Commonwealth as AA- and Aa3, respectively. In response to budgetary matters or other economic indicators, the rating agencies may change their ratings from time to time.

    In Massachusetts the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2," an initiative petition adopted by the voters of the Commonwealth in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property, and it limits the amount by which the total property taxes assessed by all cities and towns might increase from year to year.

    The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state-funded local aid, which increased significantly from the fiscal 1981 level of $1.632 billion. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth, but this did not require an increase in Massachusetts state taxes. Direct local aid increased to $3.246 billion in fiscal 1996. Fiscal 1997 expenditures for direct local aid were $3.558 billion, which is an increase of approximately 9.6% above the fiscal 1996 level. Fiscal 1998 expenditures for direct local aid will be $3.949 billion, an increase of approximately 11.0% above the fiscal 1997 level. It is estimated that fiscal 1999 expenditures for direct local aid will be $4.272 billion, an increase of approximately 8.2% above the fiscal 1998 level. In fiscal year 1999 approximately 21.5% of the Commonwealth's budget is estimated to be allocated to direct local aid.

    Limits on Commonwealth tax revenues were established by initiative petition in November 1986, and added to the Commonwealth's General Laws as Chapter 62F. Chapter 62F contains no exclusion for debt service on Municipal Obligations of the Commonwealth. Tax revenues in fiscal 1994 through fiscal 1998 were lower than the limit set by Chapter 62F, and the Executive Office for Administration and Finance currently estimates that state tax revenues in fiscal 1999 will not reach such limit.

    Certain of the Commonwealth's cities, counties and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities.

    On March 3, 1999, the former Deputy State Treasurer for Cash Management was arrested for embezzlement, between 1992 and 1995, of approximately $2.4 million from the Unclaimed Check Fund, to which are credited amounts held for the payment of aged outstanding checks drawn on the state treasury. Earlier, in February, another former employee of the State Treasurer's office had been charged with attempting to embezzle $6.5 million from the same Fund. The Attorney General is conducting a criminal investigation of the matter and believes, based on the actual knowledge acquired by the Office of the Attorney General in its review as of May 1999 of matters related to the operation of the Office of the State Treasurer, that the likelihood of loss by the Commonwealth in excess of $20 million is remote. The State Treasurer has since implemented measures designed to minimize or eliminate the potential for errors, loss or theft with respect to certain checking accounts.

    The aggregate unfunded actuarial liabilities of the pension systems of the Commonwealth and the unfunded liability for the Commonwealth related to local retirement systems are significant -- estimated to be approximately $6.720 billion as of January 1, 1996, on the basis of certain actuarial assumptions regarding, among other things, future investment earnings and annual inflation rates, wage increases and cost of living increases. No assurance can be given that these assumptions will be realized. The legislature adopted a comprehensive pension bill addressing the issue in January 1988, which requires the Commonwealth, beginning in fiscal 1989, to fund future pension liabilities currently and amortize the Commonwealth's unfunded liabilities over 40 years, in accordance with funding schedules proposed by the Secretary of Administration and Finance and approved by new legislation. Based on the actuarial valuation completed by the Public Employee Retirement Administration Commission, the amounts required for funding of current pension liabilities in fiscal years 1999, 2000, 2001 and 2002, are estimated to be $898.5 million, $910.0 million, $922.1 million and $934.6 million, respectively. Pension funding legislation was revised in July 1997 as part of the fiscal 1998 budget, to include an accelerated pension funding schedule that would eliminate the Commonwealth's unfunded liability by 2018 rather than 2028.

    MISSISSIPPI FUND
    Mississippi's unemployment rate for 1998 was 5.4%, down from a rate of 5.7% in 1997. Unemployment in Mississippi is at its lowest rate since 1979. However, projections indicate a slight increase to 5.5% in 1999. The growth rate of State product for 1997 was 4.5%, with the same growth rate being projected for 1998. An increased growth rate of 5.0% is expected in 1999. Mississippi continued to fall slightly behind the growth in per capita income for the country. Per capita incomes increased an estimated 5.8% in 1997. In 1998, personal income increased an estimated 5.5%; in 1999, personal income is projected to grow 5.0%.

    The growing importance of telecommunications, the increase of international trade and the tremendous increase in gaming and tourism have significantly impacted the state's economic position. Total employment in Mississippi increased by 1.1% in 1995 and is expected to increase by 2.2% in 1998. In the U.S. as a whole, total employment grew at a rate of 2.6% in 1998. Manufacturing accounts for 22% of employment in Mississippi, although employment in the manufacturing sector declined approximately 4% in 1996. This trend continued in 1997 and 1998. However, unlike the remainder of the nation, manufacturing employment in Mississippi is expected to increase between 1999 and 2003. In Mississippi, about 56% of manufacturing employment is in durable goods, with the remainder in nondurable goods. Mississippi's employment growth is expected to continue in such sectors as services, finance, insurance, real estate, construction and communications.

    Although 1996 employment and income statistics show that the Mississippi economy has slowed compared to the early 1990s, the communications, construction, agricultural and service sectors have been strong enough to maintain positive growth in employment and a rise in income levels close to the U.S. average. Although the State did not outperform national averages, the Mississippi economy has consistently outpaced the rest of the nation in recent years, with growth rates of income and employment well above the national average. U.S. News and World Report (11/8/93) ranked Mississippi number one in the nation, based on six indicators of economic health. The strength of Mississippi's economy is evident by the 9.8% rise in the corporate profits during 1992, a similar growth rate for 1993, and strong growth in 1994 due to further expansion of the gaming industry. U.S. News and World Report (11/7/94) continued to rank Mississippi in the top ten states for economic growth with its number eight ranking.

    In recent years, the State has successfully expanded its economy through technology-based research and education, and the Mississippi banking system has exhibited strength and stability over the past several years, a period characterized by a growing number of bank failures nationwide. As a result of legislation passed in 1996, state banks are able to participate in nationwide banking through the establishment of branches out-of-state, and out-of-state banks are able to establish branches in Mississippi.

    The gaming industry started up in Mississippi in August 1992, and as of November 1993, it had already become a $500 million industry, providing more than 12,000 jobs in direct employment and contributing over $60 million in State and local tax revenues annually. By December 1994, employment in the gaming industry stabilized at 28,000 jobs. During 1995 employment grew to 31,000 and monthly revenues increased to average $155 million, and in 1996, the annual growth rate for employment in the gaming industry exceeded 10%. Gross gaming revenues in 1997 exceeded the previous year's revenues by 6.8 percent. Three additional gaming facility projects were announced during 1997 which will require an initial aggregate investment of $1250 million. In 1998, gross revenues in the gaming industry rose 9.6% to $2.2 billion. Projections indicate a continued increase in revenues and employment for 1999 in the gaming industry.

    While the number of workers involved directly in agriculture has declined, it remains a significant factor in the State's economy. Cotton was the number one producer of farm income in 1990, poultry and eggs were second while forestry was third. Research and promotion have provided the State with a number of new farming alternatives. The production of catfish, poultry, rice, blueberries and muscadines have grown dramatically in recent years. Timber continues to be Mississippi's largest natural resource, with the State leading the nation in the number of tree farms. Cash receipts from both poultry and forestry were at record high levels in 1996. Of Mississippi's total land area 56% (approximately 17 million acres) is classified as commercial forest.

    All or part of 20 states and 136 metropolitan areas lie within 550 miles of Mississippi. Mississippi is in an excellent location to service this market area with four interstate highways, which provide access in every direction, 19 railroads, including four of the nation's largest carriers, and seven commercial airports. International and domestic waterborne commerce is served by Mississippi's 12 major ports.

    The population of the State is estimated to be 2,720,000. The population increased an estimated 2.1% from 1980-1990; however, population projections suggest a more dramatic growth in the 1990's. The projected increase is 9.8% for a total population of 2,827,703 by the year 2000. Mississippi has a relatively young population, with 28% of its total population below 18 years of age.

    Employment in the service industries rose more than 50% since 1990 and accounts for 23% of the state's employment, but employment in service industries slowed its growth sharply from the 1994 growth rate of 12.4%. Although the manufacturing sector is the leading employer in the State, the leading gainer in 1997 was the hotel and lodging segment which saw an increase in employment of 10.7% as compared to 1996. The other large employment sectors are government, wholesale and retail trade, construction and transportation and communications. Although its importance has declined over the last decade, agriculture continues to contribute significantly to the State's economy. With the diversification into livestock, soybeans, aquaculture, rice and other alternative crops, there is now less dependence on cotton as the major crop. The State's exports have been enjoying double-digit growth rates. In 1993-1995, Mississippi led the country in the growth rate of exports, with a 70.4% increase, and the state ranked 40th in value of exports. The state has also increased its involvement in the international marketplace. In 1996, $2.8 billion in goods were exported to Russia. Exports to China also increased significantly, substantial levels of exports to Canada and Mexico, historically Mississippi's leading export markets, continued.

    Total personal income in Mississippi increased 4.2% in 1998 compared to a 5.8% increase in the U.S. over the same period. Projections for 1999 show the State personal income growth to be slightly higher than the growth experienced in Mississippi in 1998. Manufacturing, services and government employment comprise the largest components of earned personal income in Mississippi. Mississippi continues to rank 50th among the 50 states in per capita total personal income. However, per capita total personal income in Mississippi increased 87% from 1985 to 1996 compared to a 74% increase in the United States over the same period.

    In the State of Mississippi, all State indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness. The amount of bonded indebtedness that may be incurred by the State or any of its direct agencies is limited by the Mississippi Constitution to an amount equal to one and one-half times the sum of all revenue collected by the State during any one of the preceding four fiscal years, whichever year may be higher.

    For the fiscal year ended June 30, 1998, State General Fund receipts were budgeted at approximately $3,049,371,000 and State General Fund Disbursements were budgeted at approximately $2,948,035,000, and State Special Fund Receipts and Disbursements were estimated to be approximately $5,564,908,000 and $5,369,649,000, respectively. With the growth in industry, employment, communications and the gaming industry, the State General Fund receipts are increasing significantly. For the fiscal year ending June 30, 1999, General Fund receipts are expected to increase to approximately $3,249,200,000 and this trend is expected to continue.

    NEW YORK FUND
    The fiscal stability of New York State is related, in part, to the fiscal stability of its public localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. If any State agencies, authorities or localities were to default on any of their financial obligations, or were to require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing, as well as market price of the State's outstanding debt, could be materially adversely affected.

    A variety of court actions have been brought against the State and certain agencies and municipalities relating to financings, amount of real estate tax, use of tax revenues and other matters, which could adversely affect the ability of the State or such agencies or municipalities to pay their obligations.

    Both the State and New York City face potential economic problems which could seriously affect the ability of both the State and City to meet their respective financial obligations. The City depends on state aid both to enable the City to balance its budget and to meet its cash requirements. The City has had to face greater competition from other major cities and the State economy has grown more slowly than that of the nation as a whole, in part as a result of international and national trends beyond the State's or City's control. Moreover, the current high level of New York State and New York City taxes limits the ability of the State and the City to impose higher taxes in the event of future difficulties. The federal and State governments have proposed various programs to alleviate these trends but no immediate reversal can be expected. Further, various proposals relating to Federal tax and spending policies that are currently being discussed and debated could, if enacted, have a significant impact on the current and future financial condition of the State and its localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several years.

    New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. This transition reflects a national trend. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing sector.

    Although industry and commerce are broadly spread across the State, particular activities are concentrated in certain areas. Westchester County is headquarters for several major corporations. Buffalo's economy relies on a diverse manufacturing base. Rochester leads the nation in the manufacture of photographic and optical equipment. Syracuse and the Utica-Rome area produce machinery and transportation equipment. The Albany-Troy-Schenectady area is a governmental and educational center and produces electrical products. Binghamton is the original site of the International Business Machines Corporation and continues to have a concentration of employment in computer and other high technology manufacturing.

    New York City, which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of both the State's population and personal income. It is headquarters for the nation's securities business, and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of the three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

    The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

    The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

    The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

    NORTH CAROLINA FUND
    General obligations of a city, town or county in North Carolina are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue bonds issued by North Carolina political subdivisions include (1) revenue bonds payable exclusively from revenue-producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of North Carolina. In addition, the North Carolina Fund is concentrated on Debt Obligations of North Carolina issuers and is subject to additional risk from decreased diversification as well as factors that may be particular to North Carolina or, in the case of revenue bonds payable excessively from private party revenues or from specific state non-tax revenue, factors that may be particular to the related activity or payment party.

    Section 23-48 of the North Carolina General Statutes appears to permit any city, town, school district, county or other taxing district to avail itself of the provisions of Chapter 9 of the United States Bankruptcy Code, but only with the consent of the Local Government Commission of the State and of the holders of such percentage or percentages of the indebtedness of the issuer as may be required by the Bankruptcy Code (if any such consent is required). Thus, although limitations apply, in certain circumstances political subdivisions might be able to seek the protection of the Bankruptcy Code.

    State Budget and Revenues. The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. In November 1996, the voters of the State approved a constitutional amendment giving the Governor the power to veto certain legislative matters, including budgetary matters.

    Since 1994, the State has had a budget surplus, in part as a result of new taxes and fees and spending reductions put into place in the early 1990s. In addition, the State, like the nation, has experienced economic recovery during the 1990s. The State budget is based upon estimated revenues and a multitude of existing and assumed State and non-State factors, including State and national economic conditions, international activity and federal government policies and legislation. The unreserved General Fund balance at June 30, 1998, the end of the 1997-98 fiscal year, was approximately $115.2 million and the reserved balance of the General Fund was approximately $1.15 billion.

    In 1995, the North Carolina General Assembly repealed, effective for taxable years beginning on or after January 1, 1995, the tax levied on various forms of intangible personal property. The legislature provided specific appropriations to counties and municipalities from state revenues to replace the revenues those political subdivisions previously received for the intangibles tax. In addition, in the 1996 session the legislature reduced the corporate income tax rate from 7.75% to 6.9% (phased in over four years) and reduced the food tax from 4% to 3% and eliminated most privilege license taxes as of January 1, 1997. As a result of the comprehensive tax reductions, General Fund tax collections for 1995-96 grew by only 1.0% over 1994-95, as opposed to the 6.4% growth that would have occurred if such measures had not been taken.

    In the 1996-97 Budget prepared by the Office of State Budget and Management, it was projected that General Fund net revenues would increase 3% over 1995-96. In fact, actual General Fund net revenues for 1996-97 increased 8.3% over 1995-96. This increase resulted primarily from growth in the North Carolina economy, which resulted in increased personal and corporate income tax receipts.

    In the 1998 session the General Assembly eliminated the sales tax on food and the inheritance tax. In addition, the budget for the 1998-99 year of $12.5 billion calls for significant increases in spending. The tax reductions and increase of almost $1 billion over the 1997-98 budget are expected to be offset by strong projected tax revenue growth and the conservative nature of the State's expenditures which historically have come in under budget. The main areas of emphasis for spending include reform to the juvenile justice system, Smart Start, an early childhood program, and education, including a 6.5% increase in teacher salaries.

    It is unclear what effect these developments at the State level may have on the value of the Debt Obligations in the North Carolina Fund.

    Litigation. The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer, an adverse decision in any of these cases would not materially adversely affect the State's ability to meets its financial obligations.

    Leandro, et al. v. State of North Carolina and State Board of Education -- In May, 1994 students and boards of education in five counties in the State filed suit in state Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the North Carolina Constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law, and violates various statutes relating to public education.

    On July 24, 1997, the North Carolina Supreme Court issued a decision in the case. The Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties on the basis that the Constitution does not require substantially equal funding and educational advantages in all school districts. The Court remanded the case for trial on the claim for relief based on the Court's conclusion that the Constitution guarantees every child of the state an opportunity to receive a sound basic education in North Carolina public schools. Five other counties intervened and now allege claims for relief on behalf of their students' rights to a sound basic education on the basis of the high proportion of at-risk students in their counties' systems. Trial on one of the claims with respect to one plaintiff's County is set for August 1999. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the outstanding claims.

    Faulkenbury v. Teachers' and State Employees' Retirement System; Peele v. Teachers' and State Employees' Retirement System; Woodard v. Local Governmental Employees' Retirement System -- Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The Superior Court issued an order ruling in favor of plaintiffs. The Order was affirmed by the North Carolina Supreme Court. The case went back to the Superior Court for calculations of benefits and payment of retroactive benefits, along with determination of various remedial issues. As a result of the remedial proceedings, there are now two appeals pending in the appellate courts concerning calculation of the retroactive benefits. The plaintiffs have submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407 million. These amounts would be payable from the funds of the Retirement systems. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated, depending in part on the pending appeals. Payments have been made by the State of approximately $73 million. The remaining liability for retroactive benefits is estimated by the State not to exceed $42 million. All retroactive payments and future benefit payments are payable from the funds of the Retirement systems.

    Bailey/Emory/Patton Cases -- State Tax refunds -- State and Federal Retirees. In 1992, State and local government retirees filed Bailey, et al. v. North Carolina, et al., a class action lawsuit challenging repeal of the income tax exemptions for State and local government retirement benefits as a breach of contract and an unconstitutional impairment of their contract rights and seeking tax refunds for taxes paid in tax years 1989 through 1991. The Bailey plaintiffs obtained judgment in May 1995 in the Superior Court for Wake County, and on May 8, 1998, the Supreme Court of North Carolina upheld the Superior Court's decision. Several additional cases, also named Bailey, et al. v. North Carolina, et al., and one named Emery, et al. v. North Carolina, et al., were filed by State and local government retirees to preserve their refund claims for subsequent tax years through tax year 1997. The outcome of these cases was controlled by the outcome of the initial Bailey case.

    In 1995, a group of federal government retirees filed Patton, et al. v. North Carolina, et al., a class action tax refund lawsuit seeking refunds of State taxes paid on federal pension income since tax year 1989. The Patton plaintiffs claimed that if the Bailey plaintiffs prevailed on their refund claims, then the disparity of tax treatment accorded state and federal pension income held unconstitutional in Davis v. Michigan (1989) would be reestablished. In Davis, the United States Supreme Court ruled that a Michigan income tax statute that taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of State and local government retirees. The repeal of those exemptions in 1989 resulted in the Bailey case.

    On June 10, 1998, the General assembly reached an agreement settling the Bailey, Emory, and Patton cases. The agreement, embodied in a consent order, provided that the State would pay $799,000,000 in two installments, one in 1998 and the other in 1999, to extinguish all liability for refunds for tax years 1989 through 1997 of taxes paid by federal, State and local government retirees who had five years creditable service in their retirment system prior to August 12, 1989, the date of enactment of the statute repealing the exemptions from taxation of State and local government retirement benefits, or who have "vested" by that date in certain "defined contribution" plans such as the State's 401(k) and deferred compensation plans. The consent order was conditioned upon the General Assembly appropriating the funds to make the payments set forth in the consent order and court approval of the settlement following notice to class members. The appropriation of the first installment of $400,000,000 was made, and the Superior Court approved the settlement on October 7, 1998.

    N.C. School Boards Association, et al. v. Harlan E. Boyles, State Treasurer, et al. -- Use of Administrative Payments. On December 14, 1998, plaintiffs, including county school boards for Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools.

    Smith/Shaver Cases -- State Tax Refunds -- Intangibles Tax. The Smith case is a class action tax refund lawsuit related to litigation in Fulton Corporation v. Faulkner, a case filed by a single taxpayer and decided by the United States Supreme Court in 1996 regarding the constitutionality of intangibles taxes previously collected by the State on shares of stock. On July 7, 1995, while the Fulton case was pending before the Unites States Supreme Court, the Smith class action was commenced in North Carolina Superior Court on behalf of all taxpayers who paid the tax and complied with the requirements of the applicable tax refund statute, N.C. Gen. Stat. (S) 105-267, including its 30-day demand requirements. These original plaintiffs were later designated Class A when a second group of taxpayers were added. The new class, designated Class B, consisted of taxpayers who had paid the tax but failed to comply with the refund statute's 30-day demand requirement. On June 11, 1997, judgment was entered awarding the Class A plaintiffs refunds totaling $120,000,000, with interest, and these refunds have been paid. In a separate order also entered on June 11, 1997, Class B was decertified and the refund claims of Class B taxpayers were dismissed. Class counsel appealed the Class B decertification/dismissal order, and on December 4, 1998, the North Carolina Supreme Court reversed the dismissal. As a result of the Smith decision, the State will be required to pay refunds to Class B intangibles taxpayers. The State estimates that its liability for tax refunds, with interest through June 30, 1999, will be approximately $350,000,000.

    A second class action tax refund lawsuit, Shaver, et al. v. North Carolina, et al., was filed on January 16, 1998, by the same taxpayers as Class B plaintiffs in Smith under alternative theories of recovery for tax years 1991 through 1994 and for refunds for one additional year, 1990. Their additional claim for 1990 totals approximately $100,000,000. Given the outcome of the Smith case, the North Carolina Attorney General's Office believes that sound legal arguments support dismissal as moot of the Shaver refund claims for tax years 1991 through 1994 and dismissal of the claims for tax year 1990 as barred by the statute of limitations.

    The State is involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations; however, the North Carolina Attorney General does not expect any of the other outstanding lawsuits to materially adversely affect the State's ability to meet its financial obligations.

    General. The population of the State has increased 13% from 1980, from 5,895,195 to 6,656,810 as reported by the 1990 federal census and the State rose from twelfth to tenth in population. The State's estimate of population as of July, 1998, is 7,544,360. Notwithstanding its rank in population size, North Carolina is primarily a rural state, having only six municipalities with populations in excess of 100,000.

    The labor force has undergone significant change during recent years as the State has moved from an agricultural to a service and goods producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to the wide dispersion of non-agricultural employment, the people have been able to maintain, to a large extent, their rural habitation practices. During the period 1980 to 1996, the State labor force grew about 33% (from 2,855,200 to 3,796,200). Per capita income during the period 1985 to 1997 grew from $11,870 to $23,174, an increase of 95.2%.

    The current economic profile of the State consists of a combination of industry, agriculture and tourism. As of December, 1998, the State was reported to rank eleventh among the states in non-agricultural employment and eighth in manufacturing employment. Employment indicators have varied somewhat in the annual periods since June of 1990, but have demonstrated an upward trend since 1991. The following table reflects the fluctuations in certain key employment categories.

    CATEGORY (ALL SEASONALLY
    ADJUSTED)                    JUNE 1994      JUNE 1995      JUNE 1996         JUNE 1997          JUNE 1998
    ------------------------------------------------------------------------------------------------------------
    Civilian Labor Force           3,560,000      3,578,000      3,704,000          3,797,000          3,776,000
    Nonagricultural Employment     3,358,700      3,419,100      3,506,000          3,620,300          3,758,800
    Goods Producing Occupations
      (mining, construction and
      manufacturing)               1,021,500      1,036,700      1,023,800          1,041,000          1,045,400
    Service Occupations            2,337,200      2,382,400      2,482,400          2,579,300          2,713,400
    Wholesale/Retail
    Occupations                      749,000        776,900        809,100            813,500            848,300
    Government Employees             554,600        555,300        570,800            579,600            594,800
    Miscellaneous Services           731,900        742,200        786,100            852,500            923,100
    Agricultural Employment           53,000         53,000         53,000      not available      not available

    The seasonally adjusted unemployment rate in July 1998 was estimated to be 3.2% of the labor force as compared with 4.5% nationwide.

    North Carolina's economy continues to benefit from a vibrant manufacturing sector. Manufacturing firms employ approximately 22% of the total non-agricultural workforce. North Carolina has the second highest percentage of manufacturing workers in the nation. The State's annual value of manufacturing shipments totals $142 billion, ranking the State eighth in the nation. The State leads the nation in the production of textiles, tobacco products, furniture and fiberoptic cable, and is among the largest producers of pharmaceuticals, electronics and telecommunications equipment. More than 700 international firms have established a presence in the State. Charlotte is now the second largest financial center in the country, based on assets of banks headquartered there. The strength of the State's manufacturing sector also supports the growth in exports; the latest annual statistics show $8.76 billion in exports, making North Carolina one of the few states with an export trade surplus.

    In 1997, the State's gross agricultural income of nearly $8.3 billion placed it seventh in the nation in gross agricultural income. According to the State Commissioner of Agriculture, in 1997 the State ranked first in the nation in the production of flue-cured tobacco, total tobacco, turkeys and sweet potatoes; second in hog production, trout sold, and hog and pig income; third in poultry and egg products income, greenhouse and nursery income; and the production of cucumbers and pickles; fourth in the value of net farm income, commercial broilers, peanuts and strawberries; and sixth in burley tobacco and blueberries.

    The diversity of agriculture in North Carolina and a continuing push in marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is the third most diversified agricultural state in the nation.

    Tobacco production, which had been the leading source of agricultural income in the State, declined in 1995. The poultry industry is now the leading source of gross agricultural income, at 26.6%, and the pork industry provides 24% of the total agricultural income. Tobacco farming in North Carolina has been and is expected to continue to be affected by major Federal legislation and regulatory measures regarding tobacco production and marketing, federal and state litigation settlements regarding tobacco industry liability, and by international competition. The tobacco industry remains important to North Carolina providing approximately 14.4% of gross agricultural income.

    The number of farms has been decreasing; in 1997 there were approximately 57,000 farms in the State, down from approximately 72,000 in 1987 (a decrease of about 21% in ten years). However, a strong agribusiness sector supports farmers with farm inputs (agricultural chemicals and fertilizer, farm machinery and building supplies) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agriculture industry, including food, fiber and forest products, contributes over $45 billion annually to the State's economy.

    The North Carolina Department of Commerce, Travel and Tourism Division, indicates that travel and tourism is increasingly important to the State's economy. Travel and tourism's $10.1 billion economic impact in 1997 represents a 4.1% increase over 1996. The North Carolina travel and tourism industry directly supports 171,000 jobs.

    Bond Ratings. Currently, Moody's rates North Carolina general obligation bonds as Aaa and S&P rates such bonds as AAA. S&P also reaffirmed its stable outlook for the State in July 1998. S&P reports that North Carolina's rating reflects the State's strong economic characteristics, sound financial performance, and low debt levels.

    PENNSYLVANIA FUND
    State Economy. Pennsylvania has been historically identified as a heavy-industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in the Commonwealth are in the service sector, including trade, medical and the health services, education and financial institutions. The Commonwealth's agricultural industries are also an important component of its economic structure, accounting for more than $3.6 billion in crop and livestock products annually while agribusiness and food related industries support $39 billion in economic activity annually.

    Employment within the Commonwealth increased steadily from 1984 to 1990. From 1990 to 1992, employment in the Commonwealth declined 1.8%. From 1992 to 1998, employment increased 4.1%. The growth in employment experienced in the Commonwealth during such periods is slightly higher than the growth in employment in the Middle Atlantic region of the United States. Non-manufacturing employment in the Commonwealth has increased steadily since 1980 to its 1998 level of 82.8% of total Commonwealth employment. Manufacturing, which contributed 17.1% of 1998 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1998, the services sector accounted for 32.3% of all non-agricultural employment in the Commonwealth while the trade sector accounted for 22.4%.

    Economic strengths and weaknesses vary in different parts of the Commonwealth. In general, heavy industry and manufacturing have been facing increasing competition from foreign producers. During 1998, the annual average unemployment rate in the Commonwealth was 4.6%, compared to 4.5% for the United States. For March 1999, the unadjusted unemployment rate was 4.8% in the Commonwealth and 4.4% in the United States, while the seasonally adjusted unemployment rate for the Commonwealth was 4.4% and for the United States was 4.2%.

    State Budget. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

    All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

    Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of money's received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

    Financial information for the principal operation funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

    Recent Financial Results. From fiscal 1984, when the Commonwealth first prepared its financial statements on a GAAP basis, through fiscal 1989, the Commonwealth reported a positive unreserved-undesignated fund balance for its governmental fund types at each fiscal year end. Slowing economic growth during 1990, leading to a national economic recession beginning in fiscal 1991, reduced revenue growth and increased expenditures and contributed to negative unreserved-undesignated fund balances at the end of the 1990 and 1991 fiscal years. The negative unreserved-undesignated fund balance was due largely to operating deficits in the General Fund and the State Lottery Fund during those fiscal years. Actions taken during fiscal 1992 to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesignated fund deficit for combined governmental fund types at June 30, 1993, as a result of a $420.4 million increase in the balance. These gains were produced by continued efforts to control expenditure growth. The Combined Balance Sheet as of June 30, 1997, showed total fund balance and other credits for the total governmental fund types of $2,901 million, a $915 million increase from the balance at June 30, 1996. During fiscal 1997, total government fund assets increased by $782 million to $6,575 million, while government fund liabilities increased by $132 million to $3,674 million.

    Fiscal 1998 Financial Results. Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations will total $223.3 million consisting of $73.3 million representing the required transfer of 15% of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund will exceed $664 million and represents 3.7% of fiscal 1998 revenues.

    Commonwealth revenues (prior to tax refunds) during the 1998 fiscal year totaled $18,123.2 million, $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998. Personal income tax collections were $416.6 million over estimate representing an 8.5% increase over fiscal 1997 receipts. Receipts of the sales and use tax were $6.2 million over estimate representing a 1.9% increase. Collections of all corporate taxes exceeded their estimate for the fiscal year, led by the capital stock and franchise tax and the corporate net income tax which were over estimate by 7.8% and 2.7%, respectively. Non-tax revenues were $27.5 million (8.6%) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year.

    Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5% over fiscal 1997 appropriation expenditures.

    Fiscal 1999 Budget. The budget for fiscal 1999 was enacted in April 1998 at which time the official revenue estimate for the 1999 fiscal year was established at $18,456.6 million. The official revenue estimate is based on an economic forecast for national gross domestic product, on a year-over-year basis, to slow from an estimated annualized 3.9% rate in the fourth quarter of 1997 to a projected 1.8% annualized growth rate by the second quarter of 1999. The forecast of slowing economic activity is based on the expectation that consumers will reduce their pace of spending, particularly on motor vehicles, housing and other durable goods. Business is also expected to trim its spending on fixed investments. Foreign demand for domestic goods is expected to decline in reaction to economic difficulties in Asia and Latin America, while an economic recovery in Europe is expected to proceed slowly. The underlying growth rate, excluding any effect of scheduled or proposed tax changes for the General Fund fiscal 1999 official revenue estimate of 3.0% over actual fiscal 1998 revenues. When adjusted to include the estimated effect of enacted tax changes, fiscal 1999 Commonwealth revenues are projected to increase by 1.66% over actual Commonwealth revenues for fiscal 1998.

    Tax reductions anticipated to be included in the enacted 1999 fiscal year budget totaled an estimated $241.0 million for fiscal 1999. Of the anticipated reductions, legislation representing tax reductions totaling $15 million has not yet been passed by the General Assembly. All estimates for fiscal 1999 assume enactment of those tax reductions currently pending before the General Assembly.

    Appropriations enacted for fiscal 1999 are 4.1% ($705.1 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations). Major increases in expenditures budgeted for fiscal 1999 include: (i) $249.5 million in direct support of local school district education costs (local school districts will also benefit from an estimated $104 million of reduced contributions by school districts to their worker's retirement costs from a reduced employer contribution rate); (ii) $60.4 million for higher education, including scholarship grants; (iii) $56.5 million to fund the correctional system including $21 million to operate a new correctional facility; (iv) $121.1 million for long-term care medical assistance costs; (v) $14.4 million for technology and Year 2000 investments; (vi) $55.9 million to fund the first year's costs of a July 1, 1998 annuitant cost of living increase for state and school district employees and (vii) $20 million to replace bond funding for equipment loans for volunteer fire and rescue companies. The balance of the increase is spread over many departments and program operations.

    The enacted fiscal 1999 budget assumes the draw down of the $265.4 million beginning budgetary balance by $141.1 million to an estimated closing balance, prior to transfer of the required portion to the Tax Stabilization Reserve Fund, of $124.3 million. The amount of the anticipated draw down does not consider the availability of appropriation lapses normally occurring during a fiscal year that are used to fund supplemental appropriations or increase unappropriated surplus.

    Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance.

    Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the August 26, 1998, Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended August 26, 1998, was approximately $20.4 billion, and, therefore, the net debt limitation for the 1999 fiscal year is $32.0 billion. Outstanding net debt totaled $3.7 billion at June 30, 1998, approximately equal to the net debt at June 30, 1997. At August 26, 1998, the amount of debt authorized by law to be issued, but not yet incurred, was $22.7 billion.

    Debt Ratings. All outstanding general obligation bonds of the Commonwealth are rated AA- by S&P and Aa3 by Moody's.

    City of Philadelphia. The City of Philadelphia (the "City" or
    "Philadelphia") is the largest city in the Commonwealth. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which have culminated in the City's present serious financial difficulties. In its 1992 Comprehensive Annual Financial Report, Philadelphia reported a cumulative general fund deficit of $71.4 million for fiscal year 1992.

    In June 1991, the Pennsylvania legislature established the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), a five-member board, to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. The legislation empowers PICA to issue notes and bonds on behalf of Philadelphia, and also authorizes Philadelphia to levy a 1% sales tax the proceeds of which would be used to pay off the bonds. In return for PICA's fiscal assistance, Philadelphia is required, among other things, to establish five-year financial plans that include balanced annual budgets. Under the legislation, if Philadelphia does not comply with such requirements, PICA may withhold bond revenues and certain State funding. At this time, the City is operating under a five-year fiscal plan approved by PICA on June 6, 1998. As of August 1, 1998, PICA has issued approximately $1,761.7 million of its Special Tax Revenue Bonds.

    The financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the City's Cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million.

    No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,055.0 million in Special Tax Revenue Bonds outstanding as of June 30, 1998.

    The audited General Fund balance of the City as of June 30, 1995, 1996 and 1997 showed a surplus of approximately $80.5 million, $118.5 million and $128.8 million, respectively.

    S&P's rating on Philadelphia's general obligation bonds is "BBB." Moody's rating is currently "Baa2."

    Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident.

    SOUTH CAROLINA FUND
    Article X, Section 7(a) of the South Carolina Constitution requires that the General Assembly provide for a budgetary process to ensure that annual expenditures of State government may not exceed annual State revenues. Subsection (c) of Section 7 of Article X requires that the General Assembly prescribe by law a spending limitation on appropriations for the operation of State government such that annual increases in appropriations may not exceed the annual growth rate of the economy of the State; provided, however, that this limitation is subject to suspension by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House. Subsection (d) of Section 7 of Article X requires that the General Assembly shall prescribe by law a limitation on the number of State employees such that the annual increase in such number may not exceed the average growth rate of the population of the State; provided, however, that this limitation is subject to suspension by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House.

    Article III, Section 36 of the South Carolina Constitution requires the establishment of a General Reserve Fund for the purpose of covering operating deficits of State Government and a separate and distinct Capital Reserve Fund for the purpose of providing capital improvements or for retiring State bonds previously issued. Amounts in the Capital Reserve Fund may, as hereinafter described, be used to fund a year end deficit. The General Reserve Fund is required to be funded in an amount equal to 3% of the general fund revenue of the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The General Assembly is required to provide for the orderly restoration of funds withdrawn from the General Reserve Fund. The Constitutional provisions with respect to the General Reserve Fund require that the General Assembly provide for a procedure to survey the progress of the collection of revenue and the expenditure of funds and require the General Assembly to authorize and direct reduction of appropriations as may be necessary to prevent a deficit. Such provisions require that, should a year end operating deficit occur, so much of the General Reserve Fund as may be necessary must be used to cover the deficit. The amount so used must be restored to the General Reserve Fund within three fiscal years until the 3% requirement is again reached.

    The Capital Reserve Fund is required to be funded in an amount equal to 2% of the prior fiscal year's general fund revenues. The South Carolina Constitution requires that the General Assembly provide that, if revenue forecasts before April 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for that fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that the fiscal year has ended with an operating deficit, the South Carolina Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to satisfy such deficit before withdrawing monies from the General Reserve Fund for such purpose.

    Fiscal responsibility in the State lies with the South Carolina State Budget and Control Board. The Governor is required to submit an Executive Budget to the General Assembly within five days after the beginning of each regular session. Such budget is required to conform to the funding requirements contained in Article III, Section 36 of the South Carolina Constitution. Regular sessions of the General Assembly begin on the second Tuesday of January in each year. In order to enable the Governor to present his budget to the General Assembly at the time required, the Governor is required, by law, to complete a survey of all departments, bureaus, divisions, offices, boards, commissions, institutions and other agencies to obtain information upon which to base his budget recommendations no later than November 1 of each year. In this connection, each of several State departments, bureaus, divisions, offices, boards, commissions, institutions and other agencies receiving or requesting financial aid from the State are required to report to the Governor in itemized form, no later than November 1, of each year, the amount needed or requested in the succeeding fiscal year. In addition, on or before November 1 of each year the State Comptroller General is required to furnish to the Governor detailed statements as to appropriations and expenditures for certain prior fiscal years and appropriation years. The State Comptroller General is also required to furnish to the Governor on or before December 1 of each year an estimate of the financial needs of the State itemized in accordance with the budget classifications adopted by the Budget and Control Board.

    The budget presented to the General Assembly by the Governor must be accompanied by detailed statements of prior year's revenues and expenditures, a statement of current assets and liabilities and other information with respect to the State's finances and economic condition. The General Assembly is authorized by law to increase or decrease items in the budget bill. The South Carolina Constitution mandates the General Assembly to provide a balanced budget and provides that if there be a casual deficit, such deficit shall be provided for in the succeeding fiscal year.

    As noted above, the South Carolina Constitution requires a procedure for the monitoring of revenues and expenditures with a view to a reduction of appropriations as may be necessary to prevent a deficit. For the purpose of providing projections and forecasts of revenues and expenditures and advising the Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. In particular with respect to the Constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the Budget and Control Board is required, within 15 days of such determination, to take action to avoid a deficit at the end of such fiscal year.

    In 1993, the General Assembly provided that beginning with appropriations for fiscal year 1994-95, appropriations in the annual general appropriations act may not exceed the base revenue estimate. The base revenue estimate is defined as the lesser of (i) the total of recurring general fund revenues collected in the latest completed fiscal year before the General Assembly first considers the annual general appropriations bill plus an increase of 75% of the difference between the general fund revenue estimate of the Board of Economic Advisors for the upcoming fiscal year and the actual revenue collections from the latest completed fiscal year; or (ii) the Board of Economic Advisors general fund revenue estimate for the upcoming fiscal year.

    For many years, each annual Appropriations Act has contained a provision requiring the Budget and Control Board to monitor the collection of revenues and the expenditure of funds. The Appropriations Act for Fiscal Year 1994-95, Act 497 of 1994, Part I, provides that if, because of an inaccurate estimate of revenues, a deficit appears likely, the Budget and Control Board shall effect such reductions of appropriations as may be necessary to prevent a deficit.

    Actions taken by the Budget and Control Board in the fiscal year ended June 30, 1992, reflect the required process of monitoring revenues and making adjustments to avoid a deficit. The fiscal year 1991-92 budget adopted in June 1991 was based on estimated revenues of $3.588 billion. On July 25, 1991, the Board of Economic Advisors advised the Budget and Control Board that it projected revenues to be $148.3 million less than estimated in the 1991-92 Appropriations Act. In response, on July 30, 1991, the Budget and Control Board eliminated the Capital Reserve Fund appropriation of $65.8 million, reduced agency appropriations by $33.6 million and required agencies to set aside additional appropriations of $67.3 million. On February 10, 1992, the Board of Economic Advisors advised the Budget and Control Board that it had again revised its estimate of revenues downward by an additional $55 million. In response to this revised estimate, on February 11, 1992, the Budget and Control Board permanently reduced the $67.3 million in appropriations which were set aside on July 30, 1991, and further reduced appropriations by $27.2 million. Despite such actions, expenditures exceeded revenues by $38.2 million and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.

    For the fiscal year ended June 30, 1993, the Board of Economic Advisors on August 19, 1992, advised the Budget and Control Board that it projected revenues to be $195 million less than estimated in the 1992-93 Appropriations Act. On August 22, 1992, the Budget and Control Board responded by sequestering the Capital Reserve Fund of $86.1 million, reducing certain agency appropriations by $88.1 million based on each agency's fiscal year 1992-93 appropriation growth and requiring certain agencies to set aside an additional $88.1 million, also based on each agency's fiscal year 1992-93 appropriation growth. The method of reducing agency appropriations based on growth was challenged and the State Supreme Court deemed that such method was inappropriate. In response, the Budget and Control Board, on September 15, 1992, reduced agency appropriations on an across-the-board method by 4%. On November 10, 1992, the Budget and Control Board permanently reduced the $88.1 million in appropriations which were set aside on August 22, 1992. This action along with improved actual revenue collections created a budgetary surplus of $100,993,615.

    For the fiscal year ended June 30, 1994, the State had a budgetary surplus of $273.48 million. The General Assembly designated the application of most of this surplus, including a transfer to the Capital Reserve Fund in the amount of $66.83 million.

    For the fiscal year ended June 30, 1995, the State had a budgetary surplus of $393 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $73.4 million.

    For the fiscal year ended June 30, 1996, the State had a budgetary surplus of $316.7 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $80.5 million.

    For the fiscal year ended June 30, 1997, the State had a budgetary surplus of $297.8 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $83.6 million. The $83.6 million Capital Reserve Fund appropriation for the fiscal year ended June 30, 1997 included an appropriation of $13.1 million for debt service payments occurring in the fiscal year ending June 30, 1998 on State Capital Improvement Bonds. The total of all debt service payments on State Capital Improvement Bonds for the fiscal year ending June 30, 1998 amounts to $145,633,779.

    For the fiscal year ended June 30, 1998, the State had a budgetary surplus of $254 million.

    South Carolina is primarily a manufacturing state. In 1998, 20% of all jobs in the State were in industry, compared to 15% nationally. While the textile industry is still the major industrial employer in the State, since 1950, the State's economy has undergone a gradual transition to other activities. The economic base of the State has diversified into other areas such as trade, health care, services and durable goods manufacturing. This development was assisted by the State's lowering of its Corporate Income Tax rate and the providing of improved tax incentives to encourage business development in the State during the 1980's. Now South Carolina's economy tends to resemble more closely that of the United States.

    Real Gross Domestic Product (GDP) nationwide increased 3.9% during 1997. The nation's output expanded a revised 3.9% in 1997 after a 3.4% increase in 1996. Inflation as measured by the Consumer Price Index increased at a rate of 1.6% during 1998 after increasing 2.3% in 1997 and 3.0% in 1996.

    During all of 1997, personal income grew at a revised average annual rate of 5.8% in South Carolina. During the same period the nation's income grew 5.6% and in the Southeast grew 5.7%. During the period 1992-1997 personal income in South Carolina rose at a compounded annual rate of 5.6%, outpacing the 5.3% annual income growth in the United States for the same period but below the 5.9% annual income growth for the Southeastern region.

    The year 1998 was a banner year for announced capital investment in new plants and expansions in the State. The South Carolina Department of Commerce reported that manufacturers announced $5.8 billion in economic development projects during 1998. This investment is expected to create 31,632 new jobs at 1,395 companies.

    In 1998, employment increased 4.1% while the rate of employment growth in the United States was 2.6%. Monthly unemployment rates in the State have recently decreased below comparable national rates during 1998. The unemployment rate for South Carolina in 1998 was 3.5%, comparing favorably to the 4.5% nationwide unemployment rate.

    General Fund Revenues increased at a rate of 5.6% during fiscal year 1997-98 over the previous fiscal year. The State finished fiscal year 1997-98 with a revenue excess of $170 million above the fiscal year 1997-98 Appropriations Act. Through January 1999, revenues have increased at a rate of 7.8% during fiscal year 1998-99. The State is expecting a revenue excess of $70 million above the fiscal year 1998-99 Appropriations Act.

    TENNESSEE FUND
    In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. That amendment also provided that no debt obligation may be authorized for the current operation of any State service or program unless repaid within the fiscal year of issuance. The state's fiscal year runs from July 1 through June 30.

    In response to public demand for better public education throughout the State, the 1992 Tennessee General Assembly temporarily raised the State sales tax by one-half of one percent to 6%, effective April 1, 1992. This increase became permanent as a result of the 1993 legislative session.

    Tennessee presently imposed an individual income tax on only interest and dividends. However, due to a projected budget deficit of between $200 and $400 million dollars for the fiscal year ending June 1, 1998, the Tennessee legislature is holding a special session to determine whether to raise money to reduce the deficit by imposing a broad-based individual income tax.

    The Tennessee economy generally tends to rise and fall in a roughly parallel manner with the U.S. economy. Like the U.S. economy, the Tennessee economy entered recession in the last half of 1990 which continued throughout 1991 and into 1992 as the Tennessee indexes of coincident and leading economic indicators trended downward throughout the period. However, the Tennessee economy gained strength during the latter part of 1992 and this renewed vitality steadily continued through 1993, 1994 and into 1995. During the latter half of 1995 and throughout calendar year 1996, the State's economy generally became inconsistent in its performance. In 1997, the State's economy began to reaccelerate, but it slowed in 1998, with only modest economic gains. Slower growth for the State's economy is projected for the fiscal year ending June 30, 1999.

    Tennessee taxable sales were approximately $50.64 billion in 1993, approximately $55.32 billion in 1994, approximately $59.65 billion in 1995, approximately $63.01 billion in 1996, approximately $65.96 billion in 1997, and approximately $66.05 billion in 1998. No Tennessee taxable sales figures are presently confirmed for 1998.

    The positive affects of Tourist and Tourism expenditures in Tennessee are substantial. It is difficult for economists to clearly identify all tourism expenditures, however, Tennessee is generally considered to be in the second quartile of all states in terms of tourism revenue. The Department of Tourism estimates that Tennessee had almost 40 million visitors in 1997, generating approximately $8.5 billion in revenue.

    Quarterly personal income for Tennessee seasonally adjusted at annual rates has increased continuously for all of 1995, 1996, 1997 and 1998. From 1983 to 1993, Tennessee's per capita income increased approximately 87.1% to $18,434, compared to the national per capita income of $20,817 which translates into a ten-year increase of approximately 70.3%. In 1997, the year for which the most current data is available, per capita income in Tennessee registered $23,112 an increase of 4.9% over 1996. Tennessee Personal income is projected to rise 4.5% in 1999, up slightly from the 4.3% pace expected for 1998. For the fiscal year ended June 30, 1998, however, Tennessee remained the leading state in the nation in household bankruptcy filings and Memphis had the highest per capita rate of personal bankruptcies in the country. The rate of bankruptcies in Tennessee is 9 per 1,000 people, compared to the national rate of 5 per 1,000 people. The rate in Memphis is 18.45 bankruptcies per 1,000 people.

    Tennessee's unemployment rate stood at 4.0% for December 1994, the lowest figure since the 1980s. Tennessee's overall average unemployment rate for 1997 was 5.4% and for 1998 was 4.2%; the rate for February 1999 was 4.6%. The Tennessee Department of Employment Security has projected minimum growth of approximately 2.4% annually in Tennessee's total employment for the years 1994 through 2005, with an increase of approximately 600,000 - 700,000 new jobs. These projections for Tennessee compare favorably to the projections for national employment growth of 1.7% per year over the same period.

    Historically, the Tennessee economy has been characterized by a slightly greater concentration in manufacturing employment than the U.S. as a whole. The Tennessee economy, however, has been undergoing a structural change in the last 20-25 years through increases in service sector and trade sector employment, and manufacturing employment in Tennessee has steadily declined on a percentage of work force basis. Service sector employment in Tennessee has climbed steadily since 1973, increasing its share of overall state non-agricultural employment from 14.5% to 26.4% in 1997. Over the same period, employment in manufacturing has declined from 33.9% to 20%, and employment in the trade sector has increased from 1973 to 1997 from 20.4% to 23.6% of non-agriculture employment. It is predicted that the service industry sector will account for about 22% of the job growth in Tennessee through the year 2005. Recently, overall Tennessee non-agriculatural employment has grown in the period from 1991 to 1997 from approximately 2.18 million persons to approximately 2.60 million persons. Accordingly, non-agricultural employment in Tennessee is relatively uniformly diversified today with approximately 20% in the manufacturing sector, approximately 26% in the service sector, approximately 23% in the trade sector and approximately 15% in government.

    Manufacturing employment is one component of non-agricultural employment. Tennessee manufacturing employment has increased in terms of number of jobs in each year for the period 1991-1995. There was a slight decrease in manufacturing jobs in 1996 and 1997. No manufacturing employment figures are currently available for 1998, but manufacturing employment is expected to decrease by about 1% in 1999.

    Tennessee's population increased approximately 6.2% from 1980 to 1990, less than the national increase of 10.2% for the same period. As of July 1, 1998, the State's population was estimated at approximately 5.4 million. A U.S. census study projects that Tennessee will be the sixth most popular destination for new residents coming from other states during the period from 1995-2025 and the sixteenth most populous state by 2000. Tennessee ranked sixteenth in population change from 1997 to 1998. Population growth in Tennessee is expected to come mostly in the major metropolitan areas (Memphis, Nashville, Knoxville and Chattanooga) over the next 10-15 years. Tennessee is expected to have the ninth largest population gain in the nation from 1995 to 2000. Greatest growth is expected to occur in the Nashville MSA, which, in 1995, and for the first time, passed the Memphis MSA as the largest metropolitan population center in Tennessee. The largest population decline is expected in the rural counties of northwest Tennessee.

    Tennessee's general obligation bonds are rated Aaa by Moody's and AAA by S&P. Tennessee's smallest counties have Moody's lower ratings ranging from Baa to B, in part due to these rural counties' limited economies that make them vulnerable to economic downturns. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Tennessee Fund may not be adversely affected by changes in economic or political conditions. Of Tennessee's four largest counties, the Nashville and Davidson Country Metropolitan Government has an AA rating, Shelby County has a AA+ rating, Knox County has an AA rating and Hamilton County has an AAA rating by S&P.

    VIRGINIA FUND
    The Constitution of Virginia limits the ability of the Commonwealth to create debt. An amendment to the Constitution requiring a balanced budget was approved by the voters on November 6, 1984.

    General obligations of cities, towns or counties are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.

    The economy of the Commonwealth of Virginia is based primarily on manufacturing, the government sector, agriculture, mining and tourism. The government sector includes defense and could be affected adversely by military base closings and other reductions in defense spending.

    The Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue. No significant new taxes or increases in the scope or amount of existing taxes were passed at the 1998 session of the General Assembly.

    WEST VIRGINIA FUND
    West Virginia is among the nation's leading states in coal, oil and gas production. However, West Virginia's economy continues to diversify and its dependence on coal mining, oil and gas is diminishing. Manufacturing services, the government sector, tourism and retail trades, among other industries, constitute an increasing part of the State's economy. Significant effort is also being made to enhance the wood products, poultry processing, and technology industries. West Virginia's tourism industry continues to grow and features skiing, whitewater rafting, biking and other outdoor activities. The Governor's Office and the State Legislature have placed great emphasis upon developing the tourism industry in the State and the Legislature has enacted a number of statutes designed to foster the growth in tourism.

    Data compiled by the State of West Virginia Bureau of Employment Programs indicates that unemployment in West Virginia during 1998 (annual average) was 6.6%. This represents the State's lowest annual rate during the 1980s and 1990s; however, West Virginia's unemployment rate remains above the national average. The State's economic development efforts have been aided by the location of significant manufacturing and service facilities in West Virginia in recent years, including, for example, Toyota Motor Corporation's engine plant in Putnam County.

    West Virginia's economy continues to be enhanced by the construction and improvement of roadways in the State, including a $6.0 billion program to complete the Appalachian Corridor highway system from 1992-2001. In 1997, the State approved the sale of $550 million in general obligation road bonds over five years. In 1996, the State began sales of infrastructure bonds as part of a $300 million program aimed at local water and sewer projects as well as economic development projects.

    According to the West Virginia Debt Capacity Report issued by the State Treasurer in 1999, the State's general obligation bonds were recently rated A1 by Moody's, AA- by S&P and AA- by Fitch.

    In 1999 the State Legislature did not enact any significant new taxes or increase the scope or amount of existing taxes. The State Legislature in 1997 enacted legislation which will exempt from ad valorem property taxes all intangible personal property with tax situs in West Virginia. This exemption will be phased in gradually from 1998 to 2003.

    Since 1997, the Governor's Commission on Fair Taxation has reviewed the State's complex system of taxation to determine whether changes promoting fairness and simplicity, among other goals, should be made. The Commission has recommended broad and sweeping changes to West Virginia's current tax system. One such recommended revision is the repeal of the personal property tax on automobiles and the phasing out of personal property taxes on certain business assets such as machinery, equipment and inventory. The Commission also supports replacement of the current personal income tax with a progressive income tax on individuals. A simplified general excise tax has also been recommended by the Commission to replace the State's current consumers sales and use taxes which contain numerous exemptions. With regard to business taxes, the Commission favors enactment of a single business tax which would replace the current corporation net income tax and numerous other special taxes on certain business activities. Other changes are also recommended by the Commission. Such broad reform to the State's tax system, if made, could have significant economic impact to the State as well as its individual and business taxpayers. The Commission desires that its proposed tax reforms be effective in the year 2001; however, the proposed reforms require amendment to the State's Constitution as well as significant legislation.

    In 1995, the State Legislature substantially reformed the State's workers' compensation program. The reform, aimed primarily at enforcing employers' premium obligations and strengthening requirements for permanent total disability awards, is intended to decrease the program's unfunded liability and make the State's business climate more attractive.

    In 1997 the State Constitution was amended to allow the investment of certain state investment funds, such as pension funds and the workers' compensation and coal-workers pneumoconiosis funds, in common stocks and other equity investments. Statutory limitations on the amount of such equity investments exist.

----------------------------
MFS(R) MUNICIPAL INCOME FUND
----------------------------

AUGUST 1, 1999 AS AMENDED SEPTEMBER 22, 1999

[logo] M F S (R)                                        STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

A SERIES OF MFS MUNICIPAL SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated August 1, 1999. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                MMI-13 7/99  600

STATEMENT OF ADDITIONAL INFORMATION

PART I

Part I of this SAI contains information that is particular to the Fund.

-----------------
TABLE OF CONTENTS
-----------------
                                                                           Page
I    Definitions ..........................................................   3
II   Management of the Fund ...............................................   3
     The Fund .............................................................   3
     Trustees and Officers -- Identification and Background ...............   3
     Trustees Compensation ................................................   3
     Affiliated Service Provider Compensation .............................   3
III  Sales Charges and Distribution Plan Payments .........................   3
     Sales Charges ........................................................   3
     Distribution Plan  Payments ..........................................   3
IV   Portfolio Transactions and Brokerage Commissions .....................   3
V    Share Ownership ......................................................   3
VI   Performance Information ..............................................   3
VII  Investment Techniques, Practices, Risks and Restrictions .............   3
     Investment Techniques, Practices and Risks ...........................   3
     Investment Restrictions ..............................................   4
VIII Tax Considerations ...................................................   5
IX   Independent Auditors and Financial Statements ........................   5
     Appendix A -- Trustees and Officers -- Identification and Background . A-1
     Appendix B -- Trustee Compensation ................................... B-1
     Appendix C -- Affiliated Service Provider Compensation ............... C-1
     Appendix D -- Sales Charges and Distribution Plan Payments ........... D-1
     Appendix E -- Portfolio Transactions and Brokerage Commissions ....... E-1
     Appendix F -- Share Ownership ........................................ F-1
     Appendix G -- Performance Information ................................ G-1

I     DEFINITIONS
      "Fund" - MFS(R) Municipal Income Fund, a series of MFS Municipal Series Trust (the "Trust"), a Massachusetts business trust, organized in 1984. The Trust was previously known as MFS Multi-State Municipal Bond Trust until its name was changed to MFS Municipal Series Trust on August 27, 1993. On August 3, 1992, the Trust changed its name from MFS Managed Multi-State Municipal Bond Trust. The Trust was known as MFS Managed Multi-State Tax-Exempt Trust until its name was changed effective August 12, 1988. The MFS Municipal Income Fund is the successor to MFS Lifetime Municipal Bond Fund, which was reorganized as a series of the Trust on September 7, 1993.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.

      "Prospectus" - The Prospectus of the Fund, dated August 1, 1999, as amended or supplemented from time to time.

II    MANAGEMENT OF THE FUND

      THE FUND
      The Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
      The identification and background of the Trustees and officers of the Trust are set forth in Appendix A of this Part I.

      TRUSTEE COMPENSATION
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, is set forth in Appendix B of this Part I.

      AFFILIATED SERVICE PROVIDER COMPENSATION
      Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix C to this Part I.

III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix D to this Part I, together with the Fund's schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix D to this Part I.

IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
      Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix E to this Part I.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $53,050 of commission business from certain MFS funds (including the Fund) to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).

V     SHARE OWNERSHIP
      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix F to this Part I.

VI    PERFORMANCE INFORMATION
      Performance information, as quoted by the Fund in sales literature and marketing materials, is set forth in Appendix G to this Part I.

VII   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      INVESTMENT TECHNIQUES, PRACTICES AND RISKS
      The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to these investment techniques and practices.

      o Lower Rated/Unrated Securities may not exceed 33 1/3% of the Fund's net assets

      o Lending of Portfolio Securities may not exceed 30% of the Fund's net assets.

      o  Revenue Bonds may be up to 100% of the Fund's net assets.

      INVESTMENT RESTRICTIONS
      The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or
      (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy).

        Except for Investment Restriction (1) and the Fund's non-fundamental policy on restricted securities, these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

        Terms used below (such as Options and Futures Contracts) are defined in
      Part II of this SAI.

      The Fund may not:

           (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered a pledge of assets.

           (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

           (3) Invest more than 25% of its total assets (taken at market value) in any one industry; provided, however, that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

           (4) Purchase or retain real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future or forward delivery of securities or foreign currencies and related options, and except Futures Contracts and Options on Futures Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

           (5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) will be subject to repurchase agreements maturing in more than seven days. For these purposes the purchase of all or a portion of an issue of debt securities shall not be considered the making of a loan.

           (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state.

           (7) Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause the Fund to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

           (8) Invest for the purpose of exercising control or management;

           (9) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

           (10) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

           (11) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions;

           (12) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund will not purchase securities issued by an open-end investment company.

           (13) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities and indexes of securities or foreign currencies or Futures Contracts; and further provided that this shall not prevent the Fund from purchasing, owning, holding or selling contracts for the future delivery of fixed income securities.

           (14) Issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

  As non-fundamental policies, the Fund will not knowingly (i) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees of the Trust has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's net assets (taken at market value) would be so invested and (ii) invest 25% or more of the market value of its total assets in securities of issuers in any one industry.

        For the purposes of the Fund's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

      OTHER OPERATING POLICY
      In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 33 1/3%.

        This operating policy is not fundamental and may be changed without shareholder approval.

VIII  TAX CONSIDERATIONS
      For a discussion of tax considerations, see Part II of this SAI.

IX    INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
      Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

        The Portfolio of Investments and the Statement of Assets and Liabilities at March 31, 1999, the Statement of Operations for the year ended March 31, 1999, the Statement of Changes in Net Assets for the two years ended March 31, 1999, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

-------------------
PART I - APPENDIX A
-------------------

    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
    The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

    TRUSTEES
    JEFFREY L. SHAMES,* Chairman and President (born 6/2/55) Massachusetts Financial Services Company, Chairman and Chief Executive Officer

    RICHARD B. BAILEY* (born 9/14/26)
    Private Investor; Massachusetts Financial Services Company, former Chairman and Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

    MARSHALL N. COHAN (born 11/14/26)
    Private Investor
    Address: 2524 Bedford Mews Drive, Wellington, Florida

    LAWRENCE H. COHN, M.D., (born 3/11/37)
    Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery
    Address: 75 Francis Street, Boston, Massachusetts

    THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
    Edmund Gibbons Limited, Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman
    Address: 21 Reid Street, Hamilton, Bermuda

    ABBY M. O'NEILL (born 4/27/28)
    Private Investor; Rockefeller Financial Services, Inc. (investment advisers), Director
    Address: 30 Rockefeller Plaza, Room 5600, New York, New York

    WALTER E. ROBB, III (born 8/18/26)
    Benchmark Advisors, Inc. (corporate financial consultants), President and Treasurer; Benchmark Consulting Group, Inc. (office services), President; CitiFunds and CitiSelect Folios (mutual funds), Trustee
    Address: 110 Broad Street, Boston, Massachusetts

    ARNOLD D. SCOTT* (born 12/16/42)
    Massachusetts Financial Services Company, Senior Executive Vice President and Secretary

    J. DALE SHERRATT (born 9/23/38)
    Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993)
    Address: 294 Washington Street, Boston, Massachusetts

    WARD SMITH (born 9/13/30)
    NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand Corporation (diversified mechanical manufacturer), Director
    Address: 36080 Shaker Blvd., Hunting Valley, Ohio

    OFFICERS
    GEOFFREY L. SCHECHTER*, Vice President (born 12/17/62)
    Massachusetts Financial Services Company, Vice President

    W. THOMAS LONDON,* Treasurer (born 3/1/44)
    Massachusetts Financial Services Company, Senior Vice President

    JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
    Massachusetts Financial Services Company, Senior Vice President

    ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
    Massachusetts Financial Services Company, Vice President (since September
    1996); Deloitte & Touche LLP, Senior Manager (prior to September 1996)

    MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
    Massachusetts Financial Services Company, Vice President (since March 1997); Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young LLP, Senior Tax Manager (prior to September 1994)

    STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
    Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

    JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
    Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

    ----------------
    * "Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

    Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada.

-------------------
PART I - APPENDIX B
-------------------

    TRUSTEE COMPENSATION
    The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses. In addition, the Trust has a retirement plan for these Trustees as described under the caption "Management of the Fund -- Trustee Retirement Plan" in Part II. The Retirement Age under the plan is 75.

   TRUSTEE COMPENSATION TABLE
   .........................................................................................................................

                                                      RETIREMENT BENEFIT                                   TOTAL TRUSTEE
                                  TRUSTEE FEES         ACCRUED AS PART         ESTIMATED CREDITED          FEES FROM FUND
    TRUSTEE                       FROM FUND(1)       OF FUND EXPENSES(1)       YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    ------------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                $3,500                 $1,199                     10                     $259,430
    Marshall N. Cohan                 3,950                  2,087                     14                      143,259
    Dr. Lawrence Cohn                 3,909                    928                     18                      153,579
    Sir David Gibbons                 3,500                  1,825                     13                      130,059
    Abby M. O'Neill                   3,500                  1,050                     10                      130,059
    Walter E. Robb, III               4,359                  2,193                     15                      171,154
    Arnold D. Scott                       0                      0                     N/A                           0
    Jeffrey L. Shames                     0                      0                     N/A                           0
    J. Dale Sherratt                  4,125                  1,190                     20                      157,714
    Ward Smith                        3,900                  1,382                     13                      146,739
    ----------------
    (1) For the fiscal year ended March 31, 1999.
    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31, 1998 of approximately $68.2 billion).


   ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
   ..........................................................................

        AVERAGE                  YEARS OF SERVICE
      TRUSTEE FEES          3            5             7           10 OR MORE
    --------------------------------------------------------------------------
        $3,150            $473        $  788        $1,103          $1,575
         3,479             522           870         1,218           1,739
         3,808             571           952         1,333           1,904
         4,137             621         1,034         1,448           2,068
         4,466             670         1,116         1,563           2,233
         4,795             719         1,199         1,678           2,397
    ----------------
    (4) Other funds in the MFS Fund complex provide similar retirement benefits to the Trustees.

-------------------
PART I - APPENDIX C
-------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ..........................................................................

    The Fund paid compensation to its affiliated service providers over the specified periods as follows:

                          PAID TO MFS        AMOUNT       PAID TO MFS FOR       PAID TO MFSC        AMOUNT         AGGREGATE
                         FOR ADVISORY        WAIVED       ADMINISTRATIVE        FOR TRANSFER        WAIVED       AMOUNT PAID TO
    FISCAL YEAR ENDED        SERVICES        BY MFS          SERVICES          AGENCY SERVICES      BY MFSC       MFS AND MFSC
    ---------------------------------------------------------------------------------------------------------------------------
    March 31, 1999          $2,214,216       487,190          $47,527             $426,384            N/A          $2,688,127
    March 31, 1998          $2,841,328         N/A            $55,640             $486,012            N/A          $3,382,980
    March 31, 1997          $3,180,446         N/A            $ 4,646*            $759,898            N/A          $3,944,990
    --------------------
    *From March 1, 1997, the commencement of the Master Administrative Service Agreement.

-------------------
PART I - APPENDIX D
-------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ..........................................................................

    The following sales charges were paid during the specified periods:

                                          CLASS A INITIAL SALES CHARGES:                           CDSC PAID TO MFD ON:

                                                    RETAINED          REALLOWED           CLASS A          CLASS B         CLASS C
    FISCAL YEAR END                 TOTAL            BY MFD          TO DEALERS            SHARES          SHARES          SHARES
    -------------------------------------------------------------------------------------------------------------------------------
    March 31, 1999                   $326,334          $49,981           $276,353             $  1          $211,592        $11,502
    March 31, 1998                    149,847           27,449            122,398              185           249,736         11,733
    March 31, 1997                    114,482           20,133             94,349                0           492,585          5,259

    DEALER REALLOWANCES
    ..........................................................................

    As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                    DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                             PERCENT OF OFFERING PRICE
    --------------------------------------------------------------------------
        Less than $100,000                                   4.00%
        $100,000 but less than $250,000                      3.20%
        $250,000 but less than $500,000                      2.25%
        $500,000 but less than $1,000,000                    1.70%
        $1,000,000 or more                                   None*
    ----------------
    *A CDSC will apply to such purchase.

    DISTRIBUTION PLAN PAYMENTS
    ..........................................................................

    During the fiscal year ended March 31, 1999, the Fund made the following Distribution Plan payments:

                                    AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES        PAID BY FUND      RETAINED BY MFD     PAID TO DEALERS
    ---------------------------------------------------------------------------
    Class A Shares          $  492,877          $   45,896           $446,981
    Class B Shares          $1,554,223          $1,195,669           $358,554
    Class C Shares          $  264,345          $      705           $263,640

    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares.

-------------------
PART I - APPENDIX E
-------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................

    The following brokerage commissions were paid by the Fund during the specified time periods:

                                                BROKERAGE COMMISSIONS
    FISCAL YEAR END                                  PAID BY FUND
    ------------------------------------------------------------------
    March 31, 1999                                        $0
    March 31, 1998                                        $0
    March 31, 1997                                        $0

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS

    ..........................................................................

    During the fiscal year ended March 31, 1999, the Fund purchased securities issued by the following regular broker-dealer of the Fund, which had the following value as of March 31, 1999:

                                                 VALUE OF SECURITIES
    BROKER-DEALER                                AS OF MARCH 31, 1999
    ------------------------------------------------------------------
    None                                                 N/A

-------------------
PART I - APPENDIX F
-------------------

    SHARE OWNERSHIP

    OWNERSHIP BY TRUSTEES AND OFFICERS
    As of April 15, 1999, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

    25% OR GREATER OWNERSHIP
    The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of April 15, 1999, and are therefore presumed to control the Fund:

                                       JURISDICTION
                                      OF ORGANIZATION
    NAME AND ADDRESS OF INVESTOR       (IF A COMPANY)       PERCENTAGE OWNERSHIP
    ----------------------------------------------------------------------------
          None

    5% OR GREATER OWNERSHIP OF SHARE CLASS
    The following table identifies those investors who own 5% or more of any class of the Fund's shares as of April 15, 1999:

    NAME AND ADDRESS OF INVESTOR OWNERSHIP                     PERCENTAGE
    ............................................................................

    MLPF&S for the Sole Benefit of its Customers       9.85% of Class A shares
    Attn: Fund Administration 97CC1
    4800 Deer Lake Dr E FL 3
    Jacksonville, FL 32246-6484
    ............................................................................

    MLPF&S for the Sole Benefit of its Customers        7.28% of Class B shares
    Attn: Fund Administration 971M6
    4800 Deer Lake Dr E FL 3
    Jacksonville, FL 32246-6484
    ............................................................................

    MLPF&S for the Sole Benefit of its Customers       16.75% of Class C shares
    Attn: Fund Administration 97C52
    4800 Deer Lake Dr E FL 3
    Jacksonville, FL 32246-6484
    ............................................................................

-------------------
PART I - APPENDIX G
-------------------

    PERFORMANCE INFORMATION
    ...............................................................................................................................
    All performance quotations are as of March 31, 1999.

                                                                                               ACTUAL
                                                                      ACTUAL               TAX EQUIVALENT  TAX EQUIVALENT
                                      AVERAGE ANNUAL TOTAL RETURNS    30-DAY      30-DAY    30-DAY YIELD    30-DAY YIELD
                                      ----------------------------     YIELD      YIELD      (INCLUDING       (WITHOUT
                                                        10 YEAR   (INCLUDING   (WITHOUT  ANY WAIVERS)    ANY WAIVERS)    CURRENT
                                                        OR LIFE       ANY        ANY     -------------   ------------- DISTRIBUTION
                                      1 YEAR   5 YEAR   OF FUND    WAIVERS)    WAIVERS)  TAX BRACKETS:   TAX BRACKETS:     RATE+
                                      ------   ------   -------   ----------   -------   -------------   ------------- ------------
                                                                                           28%     31%     28%    31%
                                                                                          ----    ----    ----    ----
    Class A Shares, with initial sales
    charge (4.75%)                     0.17%    5.77%     6.61%      4.94%       4.64%    6.86%   7.16%   6.44%   6.72%     5.06%
    Class A Shares, at net asset
    value                              5.16%    6.81%     7.13%       N/A         N/A      N/A     N/A     N/A     N/A       N/A
    Class B Shares, with CDSC
    (declining  over 6 years
    from 4% to 0%)                     0.39%    5.61%     6.62%       N/A         N/A      N/A     N/A     N/A     N/A       N/A
    Class B Shares, at net asset
    value                              4.38%    5.93%     6.62%      4.43%       4.12%    6.15%   6.42%   5.72%   5.97%     4.54%
    Class C Shares, with CDSC (1%
    for first year)                    3.37%    5.99%     6.65%       N/A         N/A      N/A     N/A     N/A     N/A       N/A
    Class C Shares, at net asset
    value                              4.37%    5.99%     6.65%      4.42%       4.10%    6.14%   6.41%   5.69%   5.94%     4.53%

    ----------------------
    + Annualized, based upon the last distribution.

    The fund initially offered class B shares on December 29, 1986, class A shares on September 7, 1993 and class C shares on January 3, 1994.

    Class A and class C share performance include the performance of the fund's class B shares for periods prior to the offering of class A and class C shares. This blended class A share performance has been adjusted to take into account the initial sales charge (load) applicable to class A shares rather than the CDSC applicable to Class B shares. This blended class C share performance has been adjusted to take into account the lower CDSC applicable to class C shares rather than the CDSC applicable to class B shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Class A share performance generally would have been higher than class B share performance had class A shares been offered for the entire period, because certain operating expenses (e.g., distribution and service fees) attributable to class B shares are higher than those of class A shares. Class C share performance generally would have been approximately the same as class B share performance had class C shares been offered for the entire period, because class C and B operating expenses (e.g., distribution and service fees) attributable to class C and B shares are approximately the same.

    Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.